                                                                  Exhibit 10.31


                      DATED THIS 16TH DAY OF OCTOBER 1995

                                    BETWEEN

                            ANTAH DRILLING SDN. BHD.

                                      AND

             THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
                        (OFFSHORE BANKING UNIT, LABUAN)

                      ***********************************

                                 LOAN AGREEMENT

                      ***********************************

                                            SHEARN DELAMORE & CO.,
                                            ADVOCATES & SOLICITORS,
                                            NO. 2 BENTENG,
                                            50050 KUALA LUMPUR.

                                            AND AT

                                            16TH FLOOR,
                                            WISMA HAMZAH-KWONG HING,
                                            NO. 1 LEBOH AMPANG,
                                            50100 KUALA LUMPUR.

               THIS AGREEMENT is made the 16th day of October, 1995 Between ANTAH DRILLING SDN. BHD. is a company incorporated in Malaysia with its registered office at 9th Floor, Bangunan BNH, Off Jalan Semantan, Damansara Heights; 50490 Kuala Lumpur (hereinafter called "the Company") of the one part And THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, a corporation constituted by the Hongkong and Shanghai Bank Ordinance 1866 and continued by The Hongkong and Shanghai Banking Corporation Limited Ordinance, Chapter 70 of the Laws of Hong Kong and having its Off-Shore Banking Unit in Labuan at 4, Jalan Merdeka, 87007 Labuan, Malaysia (hereinafter called "the Bank") of the other part.


                                   ARTICLE I
                                   Recitals


          Section 1.01 The Company

               The Company has among its objects:-

          (a) To carry on any of the business of prospecting, exploring, drilling, boring, mining, digging for any buying, selling and in any other manner dealing with natural gas, oil, petroleum or related substances.

          (b) To render services to the oil industry and other industries as suppliers, contractors, consultants, advisers, technicians and in any other capacity.

          (c) To carry on the trade or business of engineers, founders, smiths, metal workers, machinists and manufacturers.

          Section 1.02 Property

               The Company is the beneficial owner of two (2) platform drilling/workover rigs, namely Rig No. 488 and Rig No. 489 (formerly known as Rig No. 450) more particularly described in Schedule "A" annexed hereto (hereinafter collectively called "the Property" and individually as Rig No. 488 and Rig No. 489 respectively).

          Section 1.03 Existing Charges

          (a) The Company has under a Memorandum of Charge dated the 13th day of December, 1988 (hereinafter called "the First Charge") executed a first fixed charge over the Property in favour of Intairdril Ltd. of c/o Pool Company, 10375 Richmond, Houston, Texas, United States of America (hereinafter called "Intairdril").


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                                       2

          (b) The Company has, inter alia, pursuant to a loan agreement dated the 28th day of April, 1995 and the debenture of the same date (hereinafter called "the Second Charge") executed in favour of the Bank a second fixed charge over the Property as security for banking facilities granted by the Bank to the Company up to the sum of United States Dollars Four million (USD4,000,000/-) for principal together with interest thereon.

          Section 1.04          Application for the Loan

               Pursuant to the application made by the Company the Bank has agreed to grant or extend to the Company a further loan of United States Dollars Twenty-three million five hundred thousand (USD23,500,000/-) (hereinafter called "the Loan") upon the security, inter alia, of a charge over the Property and upon the terms and conditions hereinafter set out.

          Section 1.05 Consent of Intairdril

               Intairdril has consented to the Company creating the charge referred to in Section 1.04 hereof in favour of the Bank which shall in point of security rank after the First Charge and the Second Charge. The letter of consent of Intairdril dated the 10th day of October, 1995 is attached hereto as Appendix 1.

                NOW THIS AGREEMENT WITNESSETH as follows:-

                                   ARTICLE II
                                 Interpretation

          Section 2.01 Definitions

          (a) In this Agreement where the context so admits the following words and expressions shall have the following meanings:-

         Words                                       Meanings
         -----                                       --------

"Advance"                           the principal amount of the drawing to be
                                    made by the Company hereunder comprising
                                    the Loan or as the context may require the
                                    principal amount for the time being and
                                    from time to time outstanding in respect of
                                    such drawing.

"Assignment"                        the assignment to be executed by the
                                    Company in favour of the Bank whereunder
                                    the Company assigns to the Bank all its
                                    rights to the payments from EAL under EAL
                                    Contract.

"Availability Period"               the period commencing from the date of
                                    execution of this Agreement until the
                                    30th day of April, 1996 during which
                                    the Loan shall be made available for
                                    drawdown by the Bank to the Company and
                                    shall be deemed to include any
                                    extension granted by the Bank at its
                                    absolute discretion.

"USD Sibor"                         Singapore Interbank Offer Rate of 1, 3
                                    or 6 months option.

"Bank"                              THE HONGKONG AND SHANGHAI BANKING
                                    CORPORATION LIMITED, a corporation
                                    constituted by the Hongkong and
                                    Shanghai Bank Ordinance 1866 and
                                    continued by The Hongkong and Shanghai
                                    Banking Corporation Limited Ordinance,
                                    Chapter 70 of the Laws of Hong Kong and
                                    having its Off-Shore Banking Unit in
                                    Labuan at 4, Jalan Merdeka, 87007
                                    Labuan, Malaysia and includes persons
                                    deriving title thereunder and its
                                    successors-in-title and assigns.

"Bank Security                      collectively this Agreement, the
Documents"                          Debenture, the Assignment and such
                                    other agreements executed pursuant to
                                    this Agreement.

"Business Day"                      the day on which banks are open for
                                    business in Kuala Lumpur.

"Company"                           ANTAH DRILLING SDN. BHD., a company
                                    incorporated in Malaysia with its
                                    registered office at 9th Floor,
                                    Bangunan BNH, Off Jalan Semantan,
                                    Damansara Heights, 50490 Kuala Lumpur
                                    and includes persons deriving title
                                    thereunder or its successors-in-title.

"Corporate Guarantee"               the guarantee to be executed by ANTAH
                                    HOLDINGS BERHAD referred to in Section
                                    5.01 (h) hereof.

"Debenture"                         the debenture to be executed by the Company
                                    in favour of the Bank creating a third
                                    fixed charge over the Property as security
                                    for the Loan and all other monies payable
                                    by the Company to the Bank under the Bank
                                    Security Documents




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                                       4

                                    referred to in Section 6.01(a).

"Drawdown Notice"                   a notice of advance substantially in the
                                    form set out in Schedule "B" hereof
                                    duly completed and signed on behalf of the
                                    Company.

"EAL"                               ESSO AUSTRALIA LTD., (A.C.N. 000 018
                                    566) a company having its registered
                                    office at 360 Elizabeth Street,
                                    Melbourne, Victoria and includes
                                    persons deriving title thereunder or
                                    its successors-in-title.

"EAL Contract"                      Contract No. 00285866 to be entered
                                    into between EAL of the one part and
                                    the Company of the other part.

"First Charge"                      the Memorandum of Charge dated the 13th
                                    day of December, 1988 executed by the
                                    Company in favour of Intairdril Ltd.
                                    over the Property.

"Second Charge"                     the debenture dated the 28th day of
                                    April, 1995 executed by the Company in
                                    favour of the Bank with the consent of
                                    Intairdril creating a second charge
                                    over the Property ranking after the
                                    First Charge.

"Intairdril"                        INTAIRDRIL LTD., of c/o Pool Company, 10375
                                    Richmond, Houston, Texas, United States of
                                    America and includes persons deriving title
                                    thereunder or its successors-in-title.

"Loan"                              banking facilities by way of a term
                                    loan of United States Dollars Twenty-
                                    three million five hundred thousand
                                    (USD23,500,000/-) for principal to be
                                    granted by the Bank to the Company
                                    pursuant to the provisions of this
                                    Agreement.

"Pool Company"                      Pool Company, 10375 Richmond Avenue,
                                    Houston, Texas 77042 and includes
                                    persons deriving title thereunder or its
                                    successors-in-title.

"Prescribed Rate"                   the rate of interest applicable to the
                                    Loan as stipulated in Section 7.02(b)
                                    hereof and which expression shall
                                    whenever the context so requires such
                                    other rate as may at any time and from
                                    time to time hereafter be substituted


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                                       5

                                    or varied by the Bank.

"Property"                          collectively the two (2) platform
                                    drilling/workover rigs namely Rig No.
                                    488 and Rig No. 489 (formerly known as
                                    Rig No. 450) and any replacement Rig
                                    thereto more particularly described in
                                    Schedule "A" annexed hereto.

"Ringgit Malaysia" and              the lawful currency of Malaysia.
the abbreviation "RM"

"such other agreements"             such other agreements executed or to be
                                    executed by the Company relating to this
                                    Agreement apart from the Debenture and the
                                    Assignment.

(b)  Words importing the singular number includes the plural number.

(c) The headings and sub-headings used in this Agreement are inserted for purposes of convenience only and shall not affect the construction of this Agreement.

                                  ARTICLE III
                         Representations and Warranties

Section 3.01    Representations and Warranties

     The Company hereby represents and warrants to the Bank as follows:-

(a) that the Company is a company duly incorporated and validly existing under the laws of Malaysia as a separate legal entity and has full power and authority to own its assets and carry on business as it is now being carried on;

(b) that the Company has the power to incur borrowings and or otherwise utilise the Loan and to execute, deliver and perform the terms of the Bank Security Documents and has taken all necessary corporate, shareholders, creditors and other action to authorise the acceptance, execution, delivery and performance of the Bank Security Documents;

(c) that the Company has obtained the consent of Intairdril to the execution of the Bank Security Documents by the Company and the creation of a third charge over the Property ranking in after the First Charge in its favour and the Second Charge in favour of the Bank;

(d) that the Company is the beneficial owner and has title to the Property;

(e) that the Bank Security Documents constitute the legal, valid and binding obligations of the Company in accordance with the terms contained therein;

(f) that the execution, delivery and performance of the Bank Security Documents by the Company will not exceed the power granted to it by, or violate the provisions of (1) any law or regulation or any order or decree of any governmental authority, agency or court to which the Company is subject or (2) its Memorandum and Articles of Association or other undertaking or instrument to which the Company is a party or which is binding upon it or any of its assets, and (3) will not result in the creation or imposition of, or any obligation to create or impose, any mortgage, lien, pledge or charge on the Property pursuant to the provisions of any such other undertaking or instrument (other than the existing charges in favour of Intairdril and the Bank respectively referred to in Section 1.03 hereof);

(g) that all consents, approvals and authorisations of any relevant authority which are required on the part of the Company for or in connection with the acceptance, execution, delivery, performance legality or enforceability of the Bank Security Documents have been obtained and are in full force and any conditions contained therein or otherwise applying thereto have been complied with;

(h) that the Company is not in default under any agreement to which it is a party or by which it may be bound and no litigation, arbitration or administrative proceedings are presently current or to the best of its knowledge pending or to the best of its knowledge threatened which default, litigation, arbitration or administrative proceedings, as the case may be, might materially affect the solvency of the Company or might impair the Company's ability to perform its obligations under the Bank Security Documents;

(i) that none of its directors managers agents or guarantors nor any of their respective spouses, parents or children are in the employment of the Bank so as to result in the availment of the Loan by the Company hereunder contravening Section 62 of the Banking and Financial Act 1989;

(j) that the Company has filed all tax returns which the Company is required by law to file and has paid all taxes which are due and payable, assessments fees and other governmental charges assessed against it or upon any of its properties assets income or franchises or has provided adequate reserves for any tax, assessment, fees or other governmental charges which payment is being contested in good faith;

(k) that the Company is not in default howsoever under the First Charge or the Second Charge nor in the payments or observance of any of its obligations for borrowed monies; and

(1) that there are no winding up proceedings against the Company and the Company has not commenced any action for voluntary winding-up of the Company.

Section 3.02 Continuing nature of Warranties and Representations

     The Company shall be deemed to represent and warrant to the Bank whenever the Company shall request for any advances under the Loan (a) that the representations and warranties contained in Section 3.01 are true and accurate in all respects as if made on such date and (b) that no event of default, and no event which with giving of notice or the passing of time would constitute an event of default under this Agreement has occurred and is continuing.

Section 3.03 Truth and correctness of Representations and Warranties

     The truth and correctness of all the matters stated in the representations and warranties under Section 3.01 hereof shall form the basis of the Bank's commitment to make or continue to make available the Loan to the Company. If any such representations and warranties made shall at any time hereafter be found to have been incorrect in any material respect when made then and in such event and notwithstanding anything to the contrary contained herein or under the Bank Security Documents, the Bank shall have the right at its absolute discretion to review, suspend, recall or terminate the Loan or any part thereof.

                                   ARTICLE IV
                          Provisions Relating to Loan

Section 4.01    Loan

     The Bank relying upon the representations and warranties set out in
Section 3.01 hereof and subject to the Conditions Precedent set out in Section
5.01 hereof having been duly satisfied to the satisfaction of the Bank hereby confirms that it will grant to the Company the Loan and the Company hereby accepts the Loan on the terms and conditions herein set out.

Section 4.02    Purpose

     The Loan shall be utilised by the Company to finance the re-fabrication and mobilization costs of Rig No. 489 (formerly known as Rig No. 450) and the acquisition of associated equipments for Rig No. 489.

                                   ARTICLE V
                              Conditions Precedent

Section 5.01    Conditions Precedent

     The obligation of the Bank to make the Loan available to the Company shall be subject to the fulfilment in manner satisfactory to the Bank, of the following conditions precedent:-

(a) the receipt by the Bank from the Company the approval of Bank Negara Malaysia for the Company to avail the Loan from the Bank in United States Dollars;

(b) the Bank is satisfied that as from the date when the Company first applied for the Loan there has been no material alterations or changes in the constitution condition business or other affairs of the Company which could or might adversely affect the decision of the Bank to proceed with the granting of the Loan or any part thereof;

(c) the Memorandum and Articles of Association of the Company shall be in form and substance satisfactory to the Bank and there shall have been obtained, or there shall have been made provision satisfactory to the Bank for obtaining, all governmental, corporate, creditors', shareholders' or other necessary licenses, approvals and consents for the borrowing hereunder and or utilisation of the Loan by the Company, the carrying on the business of the Company and the due execution delivery and performance of the Bank Security Documents;

(d)  the Bank shall have received from the Company the documents listed below:-

     (i) a certified true copy of the Memorandum and Articles of Association of the Company;

     (ii) a certified true copy of the Company's Board of Directors' Resolution authorising the borrowings and or utilisation of the Loan and creation and execution of the Bank Security Documents;

     (iii) a list setting out the full names and specimen signatures of the officers of the Company who have been duly authorised to operate or otherwise utilise the Loan;

     (iv) a certified true copy of the Certificate of Incorporation of the Company;

(e) receipt from Intairdril its written consent to the Company availing the Loan on the terms of this Agreement and executing the Bank Security Documents;

(f)  the Bank shall have received from the Company the documents listed below:-

     (i) a certified true copy of the Memorandum and Articles of Association of Antah Holdings Berhad, a company incorporated in Malaysia with its registered office at 9th Floor, Bangunan BNH, Off Jalan Semantan, Damansara Heights, 50450 Kuala Lumpur (hereinafter called "Antah Holdings") and Pool Company ;and

     (ii) a certified true copy of the Board Resolution of Antah Holdings authorising the execution of the Corporate Guarantee in the format required by the Bank by a specifically named representative whereunder Antah Holdings will guarantee all payments due from the Company to the Bank under the Bank Security Documents in proportion to its shareholding in the Company up to the principal limit of USD11,985,000/- of the Loan;

    (iii) a certified true copy of the Board Resolution of Pool Company authorising the execution of the Agreement to Guarantee incorporating the Guarantee in the format required by the Bank by a specifically named representative whereunder Pool Company will guarantee all payments due from the Company to the Bank under the Bank Security Documents in proportion to its shareholding in the Company whether held directly or indirectly up to the principal limit of USD11,515,000/- of the Loan;

(g) the Bank Security Documents shall have been executed by the Company and duly registered with such registries as the Bank may deem necessary or expedient;

(h) the Corporate Guarantee referred to in (f) (ii) above shall have been duly executed by Antah Holdings and stamped;

(i) the agreement made between Pool Company of the one part and the Bank of the other part pertaining to the guarantee referred to in (f) (iii) above shall have been duly executed and stamped; and

(i) the Bank is satisfied that the EAL Contract covers the period for refurbishment of Rig No. 489 (formerly known as Rig No. 450) and incorporates provisions sufficient to compensate the Company for damages arising from termination of the EAL Contract.

                                   ARTICLE VI
                                    SECURITY

Section 6.01 Security

     The Company shall in addition to this Agreement do or cause the following to be done simultaneously with the execution of this Agreement:-

(a) execute the Debenture over the Property as beneficial owner creating a third fixed charge over the Property to secure the payment of all monies and liabilities to be paid and intended to be hereby secured under the Bank Security Documents (including all expenses and charges arising out of or in connection with the acts or matters hereunder) and so that the charge so created shall be a continuing security for its duration and shall in point of security rank after the First Charge and the Second Charge

(b) execute the Assignment in favour of the Bank in the form as required by the Bank whereunder the Company shall assign to the Bank all its rights to payments under the EAL Contract;

(c) cause Antah Holdings to execute a Corporate Guarantee in the form as required by the Bank whereunder Antah Holdings irrevocably guarantees the repayment of the sums due to the Bank from the Company under the Bank Security Documents up to the principal sum of United States Dollars Eleven million nine hundred and eighty five thousand (USD11,985,000/-) of the Term Loan together with interest and costs;

(d) cause Pool Company to enter into an agreement with the Bank in the form as required by the Bank whereunder Pool Company undertakes irrevocably to guarantee the repayment of the sums due to the Bank from the Company under the Bank Security Documents up to the principal sum of United States Dollars Eleven million five hundred and fifteen thousand (USD11,515,000/-) of the Term Loan together with interest and costs;

Section 6.02    Restriction against other charges

(a) The Company hereby declares that other than the First Charge created in favour of Intairdril and the Second Charge created in favour of the Bank there is no mortgage charge debenture pledge lien or other form of security upon the Property or assets secured by the Bank Security Documents having priority rights or pari passu rights with the Bank Security Documents.

(b) The Company shall not during the subsistence of the Bank Security Documents without the prior consent in writing of the Bank execute any form of charge mortgage debenture (whether fixed or floating) pledge or lien in respect of any of the assets of the Company secured under the Bank Security Documents.

(c) The Bank Security Documents shall be without prejudice to any security already given by the Company to the Bank or any security which may hereafter be given to it by the Company whether the same be for securing repayment of the principal amount and interest thereon or any part thereof or any other money convenanted to be paid herein and whether such security is taken as additional or collateral security or otherwise howsoever.

Section 6.03    Security to be Additional

     The security created under the Bank Security Documents is in addition to any other security or securities which the Bank may now or from time to time hold or take from the Company.

Section 6.04    Procedure on notice of further charge

     If the Company shall execute or create any further or subsequent mortgage charge lien or incumbrance fixed or floating over or otherwise deal with any of the Property secured under the Bank Security Documents or any part or parts thereof in favour of any other person of which the Bank receives notice either actual or constructive the Bank may on receiving such notice forthwith open a new or separate account with the Company in the books of the Bank and if the Bank does not in fact open such new or separate account the Bank shall nevertheless be deemed to have done so at the time when the Bank received or was deemed to have received such notice (hereinafter called "the time of notice") and as from and after the time of notice all payments in account made by the Company or by or on behalf of the Company to the Bank shall (notwithstanding any legal or equitable rule of presumption to the contrary) be placed or deemed to have been placed to the credit of the new or separate account so opened or deemed to have been opened as aforesaid and be in reduction of amounts owing and incurred by the Company to the Bank after the time of notice and shall not go in reduction of the amount owing by the Company to the Bank at the time of notice. PROVIDED ALWAYS that nothing in this paragraph contained shall prejudice the security which the Bank otherwise would have had under the Bank Security Documents for the payment of the monies costs charges and expenses herein referred to notwithstanding that the same may become due or owing or be incurred after the time of notice or be construed as an admission by the Bank that the said subsequent mortgage charge lien or encumbrance is valid and affecting the security and PROVIDED ALWAYS that nothing in this Clause contained shall be deemed to be a waiver of the Bank's rights against the Company for breach of the covenant not to execute or create any further mortgage charge pledge, lien or other incumbrance without the prior written consent of the Bank. PROVIDED FURTHER this Clause shall not apply to statutory liens created in the Company's ordinary course of business and such liens are discharged within thirty (30) days after final adjudication.

Section 6.05    Upstamping of the Debenture

     In the event the total monies and liabilities due and owing to the Bank under the Bank Security Documents shall at any time exceed the principal limit or the limit for which the security created shall for the time being stamped to secure, the Bank shall be at liberty at any time to upstamp the security created under the Debenture for the excess amount and such monies paid and expended by the Bank shall be repayable on demand by the Company and until paid be debited to the Company's loan or current account or a disbursement/suspense account to be opened by the Bank for the purpose and shall be secured under the Debenture in addition to the monies hereunder secured with the same priority and with interest at the relevant applicable rate.

Section 6.06    Liens and other securities not affected

     Nothing herein contained shall prejudice or affect any lien to which the Bank is entitled or any other securities which the Bank may at any time or from time to time hold for or on account of the monies secured under the Bank Security Documents nor shall anything herein contained operate so as to merge or otherwise prejudice or affect any bill note guarantee mortgage or other security which the Bank may for the time being have for any money intended to be hereby or otherwise secured or any right or remedy of the Bank under the Bank Security Documents.

Section 6.07    Not to remove property

     The Company shall not throughout the continuance of this security remove the Property from where they are now or to which they may be hereafter removed without the prior written consent of the Bank save and except in the ordinary course of its business.

Section 6.08    Powers of Inspection of the Bank

     The Company shall at all times permit the Bank or any person authorised by the Bank to enter into any premises occupied by the Company to inspect all books, records and documents of title at any other office, branch or place of business or elsewhere by any authorities or persons so far as such books records and documents of title relate to or affect the Property of the Company hereby charged, and to value the Property. Any expense incurred by such authorised persons shall be borne by the Company.

Section 6.09    Transfer of Security

     The Bank shall be at liberty at any time with the consent or concurrence of and with notice to the Company transfer the benefit of the security under the Bank Security Documents to any third person and the costs and expenses of the Bank and the transferee of and incidental to such transfer shall be paid by the Bank save and except that if such assignment or transfer is necessitated as a result of a change in law or directions from Bank Negara Malaysia or other relevant authorities (whether or not having the force of law) the costs and expenses of the Bank and the assignee or transferee of and incidental to such assignment or transfer shall be paid by the Company, and any recital or statement in the document of transfer of the amount then due to the Bank under and by virtue of the Bank Security Documents shall be conclusive and binding on the Company saving manifest errors only.

                                  ARTICLE VII
                              Drawdown of the Loan

Section 7.01    Drawdown of the Loan

(a)  If:-

     (1) all Conditions Precedent in Section 5.01 shall have been complied with to the satisfaction of the Bank;

     (2) not later than 12.00 noon three (3) Business Days prior to the proposed date of drawdown the Bank shall have received from the Company a duly completed Drawdown Notice requesting for an Advance;

     (3) the Drawdown Notice has been received by the Bank from the Company prior to the expiry of the Availability Period;

     (4) the Advance requested for shall be for a sum not less than United States Dollars Five hundred thousand (USD500,000/-) and in multiples of United States Dollars One hundred thousand (USD100,000/-);

     (5) the amount to be advanced is stated in the Drawdown Notice and supported with the relevant certified invoices;

     (6)  all representations and warranties in Section

          3.01 would be correct in all respects if repeated on the proposed drawdown date by reference to the circumstances then prevailing;

     (7) no Event of Default has occurred and is continuing on or before the proposed drawdown date or in the reasonable opinion of the Bank will occur as a result of making the Advance;

     (8) no extraordinary circumstances or change of law or other governmental action has occurred which in the reasonable opinion of the Bank make it improbable that the Company will be able to observe and perform its covenants and obligations hereunder;

then, subject to the provisions of this Agreement, the Bank will make the requested Advance to the Company.

(b)  Drawdown Notice

     A Drawdown Notice once received by the Bank is irrevocable and, subject to the provisions of this Agreement shall be binding on the Company accordingly.

Section 7.02    Interest

(a)  Interest Periods

     Interest shall be calculated and payable on the Advance by reference to each interest period. The interest periods shall begin on the drawdown date for the relevant interest period and shall be revised at the commencement of each subsequent chosen interest period until the Loan is repaid in full.

(b)  Prescribed Rate

     Until Rig No. 489 is delivered to and arrives in Australia he rate of interest payable on the Advance for each interest period on 1, 3 or 6 months option shall be one per cent (1%) per annum above USD Sibor. Thereafter the rate of interest payable for each interest period on 1, 3 or 6 months option shall be one per cent (1%) above USD Sibor divided by 0.90.

(c)  Payment of Interest

     The Company shall pay to the Bank in arrears monthly the unpaid interest accrued on the Advance or the overdue sums referred to in (d) below to which it relates at the Prescribed Rate.

(d)  Default Interest

     If default is made in the payment of any sum payable to the Bank under the Bank Security Documents when due as provided for in the Bank Security Documents the Company shall pay interest on such overdue amount from time to time outstanding for the period beginning on the due date and ending on the date of its receipt by the Bank (both before and after Judgment) interest at the rate per annum (as determined by the Bank) equal to the sum of:-

     (i)  one per centum (1%); and

     (ii) the Prescribed Rate.

(e)  Variation of the Prescribed Rate

     Notwithstanding the provisions relating to the Prescribed Rate and/or overdue interest set out in (b) and (d) above payable in respect of the Loan the Bank shall be entitled to vary at its discretion the Prescribed Rate by giving to the Company at any time written notice of such intention and the new rate of interest shall be payable as from the dates specified in the said notice.

(f)  Capitalisation of interest

     (i) Subject to the provisions of (g) below the interest on any principal money for the time being owing including capitalised interest shall at the end of each interest period be capitalised and added for all purposes to the principal sum then owing and shall thenceforth bear interest at the Prescribed Rate and be secured and payable accordingly whether before or after any court order or judgment or demand for payment has been made on the Company and all the covenants and conditions contained in or implied by these presents and all rules of law or equity in relation to the said principal sum and interest shall equally apply to such capitalised arrears of interest and to interest on such arrears.

     (ii) The right of the Bank to capitalised interest hereunder shall subsist notwithstanding the issuance of a notice of demand by the Bank to the Company and/or the cessation of the banker-customer relationship between the Bank and the Company.

(g)  Ascertaining Limits

     For the purpose of ascertaining whether the limit of the principal sum intended to be hereby secured has been exceeded or not, all accumulated and capitalised interest shall be deemed to be interest and not principal sum.

                                  ARTICLE VIII
                                   Repayment

Section 8.01    Repayment

     Subject to the Bank's right of repayment on demand the Company shall repay the principal amount of the Loan to the Bank in the following manner:-

(a) United States Dollars Ten million two hundred thousand (USD10,200,000/-) upon receipt of United States Dollars Ten million two hundred thousand (USD10,200,000/-) mobilization fees from EAL which is to be credited to the Company's account with the Bank or within sixty (60) days from the date of Rig No. 489 (formerly known as Rig No. 450) is placed on the platform in the Bass Straits in Australia or by the 31st day of August, 1996, whichever is the earlier;

(b) the balance by thirty-five (35) monthly instalments of United States Dollars Three hundred and one thousand eight hundred and six (USD301,806/-) each, the first of such instalment payment to commence one
     (1) month of the date of repayment made under (a) above and a final 36th instalment of United States Dollars Two million seven hundred and thirty-six thousand seven hundred and ninety (USD2,736,790/-) comprising of:-

     (i) United States Dollars Three hundred and thirty- five thousand (USD335,000/-) being demobilization fees to be received from EAL;

     (ii) instalment of United States Dollars Three hundred and one thousand seven hundred and ninety (USD301,790/-); and

     (iii) United States Dollars Two million one hundred thousand
          (USD2,100,000/-) being contingent expenditure.

     All repayments will be firstly applied towards accrued but unpaid interest and default interest and secondly towards the unpaid principal of the Loan outstanding.

Section 8.02    Arrangement Fee

     The Company shall pay to Hongkong Bank Malaysia Berhad, Kuala Lumpur Main Office, No. 2 Leboh Ampang, 50100 Kuala Lumpur an arrangement fee of zero point one per cent (0.1%) of the Loan amounting to United States Dollars Twenty-three thousand five hundred (USD23,500/-).

Section 8.03    Indemnity

     In the event that the Bank is required to refund to EAL any over-payment(s) paid to the Bank under the Assignment by reason of EAL having erroneously made such over-payment(s), the Company hereby undertakes to indemnify and keep indemnified the Bank against the total amount of such refund(s) made by the Bank to EAL, and the Company shall upon demand being made by the Bank forthwith pay to the Bank such total amount together with interest thereon at the Prescribed Rate. And until demand as aforesaid is made, the Company shall pay the said total amount with interest together with the total outstanding amount of the Loan in monthly instalments in accordance with
Section 8.01 hereof.

Section 8.04    Prepayment

     The Company shall be permitted to prepay the Advance in whole or in United States Dollars One hundred thousand (USD100,000/-) or in multiples thereof on any interest payment date PROVIDED THAT:-

(a) the Bank shall have received written notice of the intended prepayment at least thirty (30) clear Business Days prior to the prepayment date; or

(b) the Bank shall have received zero point seven five per centum (0.75%) flat on the amount to be prepaid.

     And every amount prepaid shall not be available for redrawing thereafter and shall be deemed to be prepayment and shall accordingly be applied in reducing the repayment instalment under Section 8.01 above in inverse order of maturity.

Section 8.05    Notice of Prepayment Irrevocable

     Notice of intended Prepayment once having been given by the Company shall be irrevocable and it shall be obligatory on the Company to make the prepayment in accordance with such notice.

                                   ARTICLE IX
                                   Covenants

Section 9.01    Particular Covenants

     The Company hereby covenants with the Bank that it will at all times during the continuance of this Agreement:-

(a) carry on, conduct and operate its business now carried on by the Company with due diligence and efficiency in accordance with sound and proper financial, business and industrial standards and practices;

(b) keep full and particular accounts of the carrying on of its said businesses and cause the same to be properly posted up to date and confirm to the Bank within one hundred and twenty (120) days from the end of each half year of each financial year copies of complete financial statements of the Company certified by an officer of the Company in such form (always in accordance with generally accepted accounting principles) as the Bank may from time to time determine, and further, as soon as available, but in any event within one hundred and eighty (180) days after the end of each financial year of the Company, forward to the Bank two (2) copies of its balance sheet, profit and loss account and report audited and certified by a qualified independent auditor, stating accurately, in accordance with generally accepted accounting principles or standards, the financial condition of the Company;

(c) upon request by the Bank and in any case not later than one (1) calendar month thereafter supply the Bank with statements in writing on its monthly sales and receivables;

(d) give to the Bank or any officer thereof all information reasonably required by the Bank in connection with the Company's said businesses and render to the Bank statements thereof;

(e) punctually pay all rates fees and other charges payable by the Company in respect of the Property in default whereof the Bank may in its absolute discretion pay the same and all monies expended by the Bank together with interest thereon at the Prescribed Rate from the date of such payments shall on demand be repaid and until paid shall be debited to the Company's account and shall be secured under the Bank Security Documents in addition to the monies hereunder secured with the same priority and with interests at the relevant applicable rate;

(f) keep the Property secured by the Bank Security Documents in good order and condition;

(g) inform and keep informed the Bank of any legal proceedings litigations claims (of a material nature) involving the Company and any of its subsidiaries;

(h)  forthwith inform the Bank of any change of auditors;

(i) keep in full force and effect all or any governmental approval authorisation licence or permit of any nature whatsoever which may now or hereafter be required under any written law decree or regulation relating to the performance of its obligations under the Bank Security Documents;

(j)  inform the Bank of any material change in its accounting policy;

(k) promptly inform the Bank of any potential change in its major shareholders;

(1)  promptly inform the Bank of any change in its directors;

(m) keep the Bank indemnified against all actions, suits, claims and expenses which may be incurred, sustained on account of the non-payment of any property tax, rates, charges, impositions or any part thereof or the breach of or non-performance of the covenants, obligations and agreements contained herein; and

(n) provide the Bank promptly true and correct copies of all monthly invoices and any amendments thereto declared to EAL.

     Section 9.02 Restrictive Covenants

     The Company hereby covenants that during the continuance of this Agreement it shall not without the consent of the Bank in writing first had and obtained (such consent however shall not be unreasonably withheld):-

(a) add to delete vary or amend its Memorandum and Articles of Association in any manner which would be inconsistent with the provisions of the Bank Security Documents or change its financial year or the nature of its present business or sell transfer or otherwise dispose of all or a substantial part of its assets or undertake or permit any merger or consolidating;

(b) incur, assume, guarantee or permit to exist any indebtedness for borrowed monies except:-

      (i) that indebtedness secured under the First Charge and the Second
          Charge;

     (ii) the principal sum hereunder;

    (iii) existing guarantees and future guarantees in favour of the relevant authorities for essential services; and

     (iv) short term debts incurred in respect of money borrowed from licensed banks or other financial institutions in the ordinary course of business.

     For the purpose of this paragraph, a short term

                                       2O

          debt is deemed to be any debt payable on demand or maturing by its terms within twelve (12) months after the date on which it was originally incurred;

     (v) debt to shareholders incurred for money borrowed to pay for materials or services supplied to the Company or to service debts of the Company;

(c) create or permit to exist any lien on any asset of the Company except any tax or other statutory lien, provided that such lien shall be discharged within thirty (30) days after final adjudication. For the purposes of this paragraph the expression "lien" includes mortgages pledges charges privileges and priorities of any kind and the expression "asset" includes any revenues and property movable and immovable of any kind;

(d) make any alteration to the general nature of its business existing on the date of this Agreement whether by acquisition or otherwise which would constitute a substantial alteration to the business carried on at such date by the Company;

(e) make any payment to its shareholders by way of dividend or distribution of profits or return of capital howsoever;

(f) make any prepayment or repayment in respect of any debt for borrowed moneys or loans advanced to the Company by its shareholders, third parties or related companies as defined under Section 6 of the Companies Act 1965 PROVIDED ALWAYS this Clause shall not apply to advances made on behalf of the Company by related companies for materials and services and PROVIDED FURTHER that so long as the Company is not in default of any terms and conditions under the Bank Security Documents and/or the Second Charge, the Company may make repayments of outstanding sums to its shareholders;

(g) save as provided by any provisions herein decrease or in any way whatsoever alter the authorised or issued capital of the Company whether by varying the amount structure or value thereof or the rights attaching thereto or convert any of its share capital into stock or by consolidating dividing or sub-dividing all or any of its shares except that the Company may increase its capital without the consent of the Bank on condition that such increase shall not at any time contravene any laws, directives or guidelines relating to loans or credit facilities granted to companies in Malaysia;

(h) enter into any transaction with any person firm or company except in the ordinary course of business on ordinary commercial terms and on the basis of arm's length arrangements;

(i)  permit or suffer any material change in its control and ownership;

(j) enter into any partnership, profit-sharing or royalty agreement or other similar agreement whereby the Company's income or profits are or might be shared with any person(s), firm(s) or company or companies or enter into any management contract or similar arrangement whereby its business or operations are managed by any other person(s), firm(s) or company or companies.

                                   ARTICLE X
                               Events of Default

Section 10.01 Events of Default

     All monies secured under the Bank Security Documents shall become immediately repayable on demand being made by the Bank or without demand at the discretion of the Bank in any of the following events:-

(a) if default is made in payment of any monies payable under the provisions of the Bank Security Documents and payment of the same is not made within ten (10) days of date of notice of such default being given to the Company;

(b) if the Company shall without the consent in writing of the Bank stop payment to creditors or if the Company ceases or threatens to cease to carry on its business or be unable to pay its debts or disposes or threatens to dispose off the whole or part of its assets or undertakings;

(c) if a receiver or other similar officer is appointed of the whole or part of the Company's assets or undertakings or a distress or execution is levied upon or issued against any of the property of the Company;

(d) if a petition is presented or an order is made or an effective resolution is passed or analogous proceedings are taken for winding-up the Company save for the purposes of an amalgamation, merger or reconstruction the terms whereof have previously been approved by the Bank;

(e) if a Receiver and Manager of the Company's undertaking or property or any part thereof is appointed;

(f) other than the default set out under (a) above the Company commits a breach of any covenant or stipulation herein contained and on its part to be observed or performed and such breach is not rectified within thirty
     (30) days of date of notice of such breach given to the Company;

(g) if any other indebtedness for borrowed monies of the Company becomes capable in accordance with the relevant terms thereof of being declared due prematurely by reason of a default by the Company or the Company fails to make any payment in respect thereof on the due date for such payment or if due on demand when demanded or the security for any such indebtedness becomes enforceable;

(h) the Company's entry into any compromise composition or scheme of arrangement with its creditors or any assignment for the benefit of creditors;

(i) if any representation or warranty made in connection with the execution and delivery of this Agreement or in connection with any request for disbursement hereunder shall be found to have been incorrect or misleading in any material aspect when made and shall continue to be incorrect or misleading for a period of thirty (30) days after written notice thereof shall have been given to the Company; and

(j) if any government or relevant authority shall have condemned, nationalised, seized or otherwise expropriated all or any substantial part of the property or other assets of the business or operation of the Company or shall have taken any action for the winding-up of the Company or any action that would prevent the Company or their officers from carrying on the operation of their business or a substantial part thereof.

                                   ARTICLE XI
            Remedies Of The Bank And Appointment of Receiver and/or
                                    Manager

Section 11.01    Remedies of the Bank

     At any time after the monies hereby secured shall have become repayable under any of the provisions of Section 10.01 hereof and to the extent allowed it under the Bank Security Documents:-

(a) the Bank may appoint in writing under the hand of any of its Managers, Assistant Managers for the time being of the Kuala Lumpur Office any competent person or persons not precluded under the provisions of Section

     182 of the Companies Act, to be the Receiver and/or Manager or Receivers and/or Managers of the Property hereby charged and may in like manner from time to time remove any Receiver and/or Manager or Receivers and/or Managers so appointed and appoint another or others in his or their stead;

(b) the Bank or any person authorised by the Bank may enter into and upon any premises where the Property is located without any notice and may take possession and control of such premises and the Property hereby secured and all properties books of account and documents relating to the Property and assets hereby secured;

(c) the Bank shall be at liberty to give any notice which may be deemed necessary by the Bank to any person or persons owing money to the Company secured by the Bank Security Documents that all such monies be paid to the Bank alone, and the Company hereby irrevocably appoints the Bank to be its Attorney to sue for and take all appropriate legal proceedings to recover such monies and to give a good receipt and discharge for the same and to give such notices to the debtors of the Company and to take all necessary steps to complete the assignment of such monies to the Bank as may be necessary;

(d) the Bank may effect the sale of any of the Property of which it takes possession under Section 11.01(b) hereof upon giving not less than seven
     (7) days' notice of the intended sale to the Company in such manner as the Bank shall think proper with liberty to buy and resell the same and the Bank shall not be liable for any loss caused to the Company thereby and the Company shall do all things necessary to enable the Bank to complete any sale by the Bank of any part of the Property included in this security. The Bank shall be liable only for loss caused by its wilful default.

Section 11.02    Powers of Receiver and/or Manager

     A Receiver and/or Manager or Receivers and/or Managers so appointed shall be the agent of the Company and the Company shall be solely responsible for his or their acts or defaults and for his or their remuneration. The Receiver and/or Manager or Receivers and/or Managers shall be appointed for all purposes and shall have power to the extent provided in the Bank Security Documents but not exclusively:-

(a) to take possession of or collect and get in all or any of the Property charged under the Debenture and for that purpose to take any proceedings in the name of the Company or otherwise as may seem expedient;

(b) to carry on manage or concur in carrying on and managing the business of the Company or any part thereof in connection with the Property, and for any of those purposes to raise or borrow any money that may be required upon the security of the whole or any part of the Property hereby charged;

(c) to raise and borrow money on the security of any or all of the Company's assets and property upon such terms as he or they shall think fit;

(d) to sell or concur in selling and to let or concur in letting and to accept surrenders of leases of any of the Property charged to the Bank under the Bank Security Documents. In exercising the power of sale hereby conferred the Receiver and/or Manager or Receivers and/or Managers may sell at such time and in such manner and at such price as he or they may in his or their absolute discretion think fit and in exercising such discretion he or they may have regard to the views and desires of the Bank. The Receiver and/or Manager or Receivers and/or Managers shall not be accountable for any loss or damage which may be alleged to have been suffered by the Company by reason of the exercise of his or their discretion;

(e) to make any arrangement or compromise which he or they shall think expedient bring take defend discontinue any actions suits or proceedings whatsoever in relation to the Property charged under the Bank Security Documents;

(f) to make calls conditionally or unconditionally on the members of the Company in respect of its uncalled capital with such and the same powers for the purpose of enforcing payment of any calls so made as are by the Articles of Association of the Company conferred upon the directors of the Company in respect of calls authorised to be made by them and in the names of the directors or in the name of the Company and to the exclusion of the directors' power in that behalf;

(g) to appoint managers agents officers servants and workmen for any of the aforesaid purposes at such reasonable salaries and for such reasonable periods as he or they may determine;

(h) to do all such other acts and things as may be considered to be incidental or conducive to any of the matters or powers aforesaid and which he or they may or can lawfully do as agent(s) of the Company.

Section 11.03     Application of Proceeds of Sale

     The net profits of carrying on the said business and the net proceeds of any sale shall be applied by the Receiver and/or Manager or Receivers and/or Managers as follows:-

     Firstly, in payment of all costs, charges and expenses of and incidental to the appointment of the Receiver and/or Manager or Receivers and/or Managers and the exercise by him or them of all or any of the powers aforesaid including reasonable remuneration of the Receiver and/or Manager or Receivers and/or Managers;

     Secondly, subject to the rights of Intairdril under the First Charge and the Bank under the Second Charge in or towards payment to the Bank of all interest accrued under the Third Charge, the Bank Security Documents and remaining unpaid;

     Thirdly, in or towards payment to the Bank of all principal and other monies due to the Bank and intended to be secured under the Third Charge and the Bank Security Documents Provided Always that if the Bank shall be of the opinion that the security may prove deficient, payments may be made to the Bank at the request of the Bank on account of principal before the interest or the whole of the interest due has been paid but such alteration in the order of payment shall not prejudice the rights of the Bank to receive the full amount to which it would have been entitled if the primary order of payment have been observed or any less amount which the sum ultimately realised from the security may be sufficient to pay;

     Lastly, any surplus shall be paid to the persons legally entitled thereto.

     Save as aforesaid the Bank shall be under no liability to the Receiver and/or Manager or Receivers and/ or Managers for his or their remuneration costs, charges or expenses or otherwise.

Section 11.04    Deficiency in Proceeds of Sale

     If the amount realised by the Bank on a sale of the Property under the provisions of Section 11.02 hereof after deduction and payment from the proceeds of such sale of all fees dues costs charges and expenses incidental thereto is less than the amount due to the Bank under the Bank Security Documents and whether at such sale the Bank is the purchaser of the Property or otherwise the Company shall pay to the Bank the difference between the amount due and the amount so realised and until payment will also pay interest on such balance at the Prescribed Rate with monthly rests before as well as after any Court order or judgment.

Section 11.05    Right to Sell

     The Bank may at any time after the monies hereby secured shall have become payable effect the sale of the Property of which it takes possession under the provisions of Section 11.01(b) hereof upon giving not less than seven (7) days' notice of the intended sale to the Company in such manner as the Bank shall think proper with liberty to buy and resell the same and the Bank shall not be liable for any loss caused to the Company thereby and the Company shall do all things necessary to enable the Bank to complete any sale by the Bank of any part of the Property. The Bank shall be liable only for loss caused by its wilful default.

                                  ARTICLE XII
                              Simultaneous Action

Section 12.01    Simultaneous Action

     The remedies available to the Bank hereunder upon default which is continuing by the Company if so enforced by the Bank shall be without prejudice to any other remedy or remedies available to the Bank by virtue of law or any other security arrangement or agreement between the Bank and the Company or any third party or parties and the Bank shall be entitled to take all necessary actions including but not limited to the simultaneous commencement of action/actions to obtain judgment and/or to proceed with the simultaneous enforcement of one or more security including the security hereunder.

                                  ARTICLE XIII

Section 13.01    Power of Attorney

     The Company shall simultaneously with the execution of this Agreement execute a Power of Attorney in favour of the Bank, any and every Receiver and/or Manager or Receivers and/or Managers as aforesaid and its or his/their substitute or substitutes and any of its or his/their attorney or attorneys to be the Company's Attorney jointly and every one of them severally and in the Company's name and on the Company's behalf and as its act and deed to execute, sign, seal and deliver and otherwise perfect any deed assurance agreement instrument or act which may be required or may be deemed proper for any of the purposes set out hereunder and the Debenture and with power for such attorney or attorneys to appoint or remove any substitute or substitutes. Such Power of Attorney to be irrevocable until payment and discharge of the Loan, interest thereon and any other moneys payable under the Bank's Security Documents.

                                  ARTICLE XIV
                                   Insurance

Section 14.01    Insurance

     The Company shall at all times throughout the duration of the Bank Security Documents keep the Property in good order and condition and insured by the Company at its expense in its name for such value which shall not be less than the net book value of the Property, (at all material times), against loss or damage by fire, lightning, tempest, flood, malicious acts and against such other risks as the Bank may from time to time think expedient and which risks are normal and customary in respect of the Property with an insurance company or companies acceptable to the Bank and shall arrange with such insurance company to have the interests of the Bank as mortgagees/chargees of the Property to be duly endorsed on such policy or policies of insurance. If default is made by the Company in effecting maintaining or renewing any such insurance as aforesaid it shall be lawful for but not obligatory upon the Bank at the cost and expense of the Company to effect maintain or renew any such insurance as the Bank may think fit and any sum if expended by the Bank together with interest thereon at the Prescribed Rate from the date of such payment by the Bank shall be recovered from the Company and shall be repaid on demand being made by the Bank.

Section 14.02    Restriction Against Additional Insurance

     Apart from the insurance required to be effected by the Company pursuant to Section 14.01 hereof the Company shall not except with the consent in writing of the Bank effect or maintain any insurance in respect of the Property.

Section 14.03    Premium receipts

     The Company shall provide the Bank with documentary evidence satisfactory to the Bank pertaining to all insurance policies required to be effected by the Company pursuant to Section 14.01 hereof and the receipts of payment of premium in respect of the same paid by the Company and will when required deliver and produce to the Bank or cause to be produced or delivered to the Bank or to such persons as it may direct the policy of such insurance effected by the Company.

Section 14.04    Application of insurance monies

     Any monies received on any insurance of the Property secured under the Debenture shall be applied in or towards making good the loss or damage in respect of which the money is received or receivable unless there is a total or constructive total damage to the Property in which event the monies received or receivable shall at the Bank's option be utilised by the Bank in or towards the discharge of the monies secured hereunder or towards the repair of the Property. The Company shall hold any monies received on such insurance in trust for the Bank and the Bank shall upon payment by the Company to the Bank of such monies held on trust give a good discharge for the same.

Section l4.05 Workmen's Compensation Insurance

     The Company shall take out and maintain for such amount and with such insurance company as shall be approved by the Bank (which approval shall not be unreasonably withheld) in respect of Workmen's Compensation Insurance for all employees of the Company or alternatively comply with any law for the time being related to the establishment of social security scheme or benefits for employees.

                                   ARTICLE XV

Section 15.01    Expenses and Stamp Duty

     Irrespective of whether the Company has requested for the Advance, the Company shall pay the following:-

(a)  Initial Expenses

     On demand, all costs and expenses (including legal fees on a solicitor and client basis) incurred by the Bank in connection with the preparation, negotiation or entry into of the Bank Security Documents and/or any subsequent amendment of or waiver in respect of the same;

(b)  Enforcement Expenses

     On demand, all costs and expenses (including legal fees on a solicitor and client basis) incurred by the Bank in protecting or enforcing any rights under the Bank Security Documents and/or any amendment of or waiver thereof; and

(c)  Stamp Duty

     Promptly, and in any case before any penalty becomes payable, any stamp, documentary, registration or similar tax payable in connection with the entry into, performance, enforcement or admissibility in evidence of the Bank Security Documents and/or any such amendment or waiver, and shall indemnify the Bank against any liability with respect to or resulting from any delay in paying or omitting to pay any such tax payable.

                                  ARTICLE XVI

Section 16.01 Payments

(a)  Currency and Place of Payments

     All payments to be made hereunder, whether in respect of principal, interest, fees or any other item, by the Company shall be made in full, without any deduction or withholding (whether in respect of set-off, counter-claim, duties, taxes, charges or otherwise whatsoever) unless the deduction or withholding is made mandatory by law in particular the Australian withholding tax of ten per cent (10%) of interest paid after delivery of Rig No. 489 to Australia, in immediately available funds in United States Dollars not later than 12.00 noon on the date on which the relevant payment is due hereunder and such payments for the account of the Bank shall be made to such account or accounts as the Bank shall designate in writing to the Company from time to time.

(b)  Non-Business Days

     Whenever any payment hereunder shall be due on a day which is not a Business Day, such payment shall be made on, and interest shall be payable to, the next succeeding Business Day, unless the succeeding Business Day shall fall in the succeeding calendar month, in which event such payment shall be made on the preceding Business Day, and any relevant interest period shall be adjusted accordingly.

Section 16.02    Change in Law and Other Circumstances

(a) Where the Bank determines that any new law or regulation or official directive of a competent authority or any change in any existing law or regulation or official directive shall, or if any authority responsible for administering any such law or regulation or official directive maintains that such law or regulation or official directive shall:-

     (i) subject the Bank to any tax, levy, impost, duty, charge or fee (other than income tax or any other tax computed on or by reference to the profits or overall net income of the Bank) or deduction or withholding on or from any payment due or owing from the Company under the Bank Security Documents; or

     (ii) change the basis of taxation of the Bank on any payment due or owing from the Company under the Bank Security Documents (except with respect to income tax or any other tax computed on or by reference to the profits or overall net income of the Bank); or

     (iii) impose, modify or deem applicable any reserve, deposit or similar requirement against or against any class of or change in or in the amount of, any assets or liabilities of the Bank; or

     (iv) impose on the Bank any other condition regarding the Bank Security Documents, the Loan or any part thereof; or

     if the Bank complies with any direction or request (whether or not having the force of law) from any appropriate fiscal or monetary authority, and in consequence of any such event mentioned above:-

     (I) the costs to the Bank of or consequent on making the Loan available or funding or maintaining the Loan is increased; or

     (II) the amount of principal or interest or other sums receivable by the Bank from the Company is decreased; or

     (III) the Bank makes any payment or foregoes any interest or other return on or calculated by reference to the gross amount of any sum received by it from the Company hereunder;

     then and in any such case (provided that in each such case the Bank considers such increase, decrease, payment or foregoing of interest or other return to be material, having regard to the requirement of the Bank to be compensated for any erosion of its margin or profit attributable to the Loan or any part thereof or attributable to its inability to employ funds which would but for the happening of such event have been receivable in respect of the Loan or any part thereof at the time when the same would have been so receivable or attributable to the necessity of liquidating or employing deposits to effect or maintain the Loan) the Bank shall notify the Company of the happening of such event and the Company shall forthwith on demand made by the Bank pay to the Bank such amounts as, with effect from the date on which the Company is notified, would compensate the Bank for such increase in cost or for such decrease or for such payment or foregone interest or other return. Without prejudice to the foregoing, the Company shall be at liberty on any Business Day thereafter on giving not less than thirty (30) Business Days' notice to the Bank to prepay to the Bank on the date of expiration of such notice.

(b) A claim or demand made under the preceding sub-clause may be made before or after the end of a period to which such claim or demand relates and before or after any prepayment of part of the Loan. An increased cost, reduced amount, payment or foregoing of interest or other return shall be an increased cost, reduced amount, payment or foregoing of interest or other return, respectively, for the purpose of the preceding sub-clause notwithstanding that the payment or quantification thereof does not or cannot be made until after the expiry of the relevant period to which it may relate.

(c) The certificate of the Bank as to the amount of such increased cost, reduced amount, payment or foregoing of interest or other return, or any other matters referred to in this Section shall set out the basis and calculation thereof and shall be binding on the Company, save for manifest error.


Section 16.03    Set Off

     The Company hereby agrees and irrevocably authorises the Bank that the Bank may at any time without notice after an event of default which is continuing or in making demand notwithstanding any settlement of account or other matter whatsoever combine or consolidate all or any then existing accounts including accounts in the name of the Bank (whether current deposit loan or of any other nature whatsoever whether subject to notice or not and whether in Malaysian Ringgit or in any other currency) of the Company alone or jointly with others wheresoever situate and set off or transfer any sum standing to the credit of any one or more such accounts in or towards satisfaction of any monies owing or obligations or liabilities of the Company to the Bank whether such liabilities be present future actual contingent primary collateral several or joint. When such combination set-off or transfer requires the conversion of one currency into another such conversion shall be calculated at the then prevailing spot rate of exchange of the Bank (as conclusively determined by the Bank save for manifest error) for purchasing the currency in which the monies obligations or liabilities were due owing or incurred with the existing currency so converted.

Section 16.04    All Payments Received To Be Payment In Gross

     All monies received by the Bank from the Company capable of being applied in reduction of the monies hereby secured under the Bank Security Documents shall be regarded for all purposes as payment in gross and if a receiving order shall be made against the Company or an order be made or an effective resolution be passed for the winding-up of the Company the Bank may prove for the whole of the monies then owing and no monies received under such proof shall be considered as received in respect of the Bank Security Documents but the full amount owing shall be payable until the Bank has received from all sources one hundred per cent (100%) of the ultimate balance owing and remaining due and unpaid to the Bank by the Company. If the amount ultimately received by the Bank exceeds the balance owing to the Bank the excess only over such balance shall be repaid to the Company on whose account the same shall have received by the Bank.

Section 16.05 Modification and indulgence

     The Bank may at any time and without in any way affecting the security created under the Bank Security Documents:-

(a) deal with exchange release or modify or abstain from perfecting or enforcing any securities or other guarantees or rights which the Bank may now or hereafter have from or against the Company or any other person;

(b) accept payment of the monies due or becoming due under the Bank Security Documents by such increased or decreased instalments as shall from time to time be agreed to by the Bank or to agree to suspend payments in reduction of the principal or to give time for the payment of monies due or becoming due hereunder or to grant such indulgences from time to time in the absolute discretion of the Bank.

Section 16.06    Suspense Account And Appropriation of Payments

(a) Any money received hereunder may be placed and kept to the credit of a suspense account for so long as the Bank thinks fit without any obligation in the meantime to apply the same or any part thereof in or towards discharge of any money or liabilities due or incurred by the Company to it. Notwithstanding any such payment in the event of any proceedings in or analogous to bankruptcy liquidation composition or arrangement the Bank may prove for and agree to accept any dividend or composition in respect of the whole or any part of such money and liabilities in the same manner as if the Bank Security Documents had not been created.

(b) In addition to the foregoing provision and notwithstanding the other express provisions of the Bank Security Documents, the Company hereby irrevocably disable themselves when making payments to the Bank from appropriating such payments toward the Loan or any of the general banking facilities given by the Bank and hereby further waives the effect of the provision of Section 60 of the Contracts Act 1950 or any amendment or reenactments thereof and unreservedly gives the right of appropriation of all payments made by them at all times to the Bank under the Bank Security Documents.

Section 16.07    Demand

     Any demand hereunder shall be made by a notice in writing and be signed by the Attorney, Manager, Assistant Manager, or other Officer of the Bank on behalf of the Bank or by any solicitor or firm of solicitors acting for the Bank and such notice shall be deemed to have been sufficiently served on the Company or liquidator as the case may be if it is left at the address of the Company specified herein or sent by registered letter to such address and if sent by registered letter it shall be deemed to be given three (3) days after posting thereof.

Section 16.08    Certificate conclusive

     A certificate signed by any officer of the Bank as to the monies or liability for the time being due or owing or incurred to the Bank from the Company shall be accepted by the Company as conclusive evidence (save for manifest error) that the balance or amount thereby appearing is due or owing to the Bank from the Company.

Section 16.09    Review of Loan

     The Loan is subject to such periodic reviews as the Bank may in its absolute discretion decide and in any event in July, 1996.

Section 16.10    Bank's Right To Disclose

     The Company hereby irrevocably authorises the Bank to disclose any information relating to the accounts of the Loan, the Company's default in payment to any parties liable to settle such of the Company's indebtedness, and to the providers of other security now held or to be held by the Bank and to any credit bureau or government agencies established or to be established by Bank Negara Malaysia or the Association of Banks of Malaysia.

Section 16.11    Waiver

     No failure to exercise nor any delay in exercising on the part of the Bank of any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any other rights or remedies provided by law.

Section 16.12     Amendment

     No amendment modification termination or waiver of any provisions of the Bank Security Documents nor consent to any department by the Company therefrom shall be effective unless the same shall be in writing and signed or executed by the Bank and then any such waiver or consent shall be effected only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

Section 16.13    Severability

     In case one or more of the provisions contained in this Agreement should prove to be invalid, illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

Section 16.14    Reconstruction of the Bank and or the Company

     The security liabilities and or obligations created by the Bank Security Documents shall continue to be valid and binding for all purposes whatsoever notwithstanding any change by amalgamation reconstruction or otherwise which may be made in the constitution of the Bank and similarly the security liabilities and or obligations created by the Bank Security Documents shall continue to be valid and binding for all purposes whatsoever notwithstanding any change by amalgamation reconstruction or otherwise howsoever in the constitution of the Company and it is expressly declared that no change of any sort whatsoever in relation to or affecting the Company shall in any way affect the security liabilities and or obligations created under the Bank Security Documents in relation to any transaction whatsoever whether past present or future.

Section 16.15    Applicable Law

     This Agreement shall be governed by and construed in accordance with the laws of Malaysia but in enforcing this instrument, the Bank shall be at liberty to initiate and take actions or proceedings against the Company in Malaysia and/or elsewhere as the Bank may deem fit and the parties hereto agree that where any actions or proceedings are initiated and taken in Malaysia they shall submit to the non-exclusive jurisdiction of the Courts of Malaysia in all matters connected with the obligations and liabilities of the parties hereto under or arising out of this instrument and the service of any writ of summons or any legal process in respect of any such action or proceeding may be effected on the Company and/or the Bank by forwarding a copy of the writ of summons statement of claim or other legal process by prepaid registered post to their last known respective addresses.

Section 16.16    Successors bound

     This Agreement shall be binding upon and endure to the benefit of the Bank and its successors in title and assigns and the Company and its successors-in-title.

                                  ARTICLE XVII
                           Discharge of the Property

Section 17.01    Release

     The Company shall be entitled, at any time upon full repayment of all sums due to the Bank under the Bank Security Documents, to obtain at its entire cost and expense discharge and release of the assets secured under the Bank Security Documents and in such event the Bank shall at the request of the Company execute all such discharge or release documents in respect of the Bank Security Documents.

                                 ARTICLE XVIII
                               Notices & Stamping

Section 18.01    Notices

(a) All notices and other communications to the parties hereto shall be made in writing but unless otherwise specified may be made:-

     (i)  by personal delivery;

     (ii) by post, postage prepaid;

    (iii) by cable; and

     (iv) by telex,

     addressed to the respective parties hereto at the addresses specified below or at such other address of which such party shall have notified the party giving such notice. Provided that all notices shall be made by the Company only by personal delivery or by post. Any period to be calculated hereunder from the date of receipt of any notice after which an act is authorised or required shall include the date of receipt of such notice but exclude the date of the authorised or required act (in each case in the locale where the recipient of such notice is domiciled). In addition, for purposes of computing any grace period hereunder, references to any given number of Business Day or days shall be computed by reference to the specified period of time in Malaysia. For the purpose of this Section the term "Business Day" shall mean any day (other than a Saturday) on which banks are open for business.

     For the Bank:

     THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

     Address for Notices:           4 Jalan Merdeka,
                                    87007 Labuan,
                                    Malaysia.

     Telex Number:

     Answerback:

     For the Company:

     ANTAH DRILLING SDN. BHD.,

     Address for Notices:           Admin. Building, Block C
                                    Third Floor, Door No. 21
                                    Kemaman Supply Base
                                    Terengganu
                                    West Malaysia

     Telephone Number:              60/9/863-1600

     Facsimile Number:              60/9/863-1624

     Copy to:                       Antah Drilling Sdn. Bhd.
                                    332 Regian Street
                                    Victoria, Australia

     Telephone Number:              61/51/432011

     Facsimile Number:              61/51/442417

(b) Any notice or other communication from the Company to the Bank shall be irrevocable and shall not be effective until received by the Bank. Any notice or other communication from the Bank to any person under this Agreement shall be deemed to have been received:-

     (i)  if by personal delivery, when delivered;

     (ii) if by post, forty-eight (48) hours after posting, postage prepaid;

    (iii) if by cable, twenty-four (24) hours after despatch; and

     (iv) if by telex, when transmitted,

          addressed to such person or persons in the manner provided for in
          Section 18.01(a) hereof.

Section 18.02    Principal and Collateral Instruments

     It is hereby agreed and declared by and between the parties hereto that for the purpose of Section 4(3) and Item 27 of the First Schedule to the Stamp Act 1949, this Agreement, the Debenture and the Assignment are instruments employed in one transaction to secure the payment of a principal amount of up to United States Dollars Twenty-three million five hundred thousand (USD23,500,000/-) and that for the purposes of Section 4(3) and Item 27 of the First Schedule to the Stamp Act, 1949, this Agreement shall be deemed to be the principal instrument, the Debenture and the Assignment shall be deemed to be the subsidiary instrument.

     AS WITNESS the Common Seal of the Company was hereunto affixed and the Attorney for the Bank has hereunto set his hand.

The Common Seal of ANTAH                )
DRILLING SDN. BHD. was                  )
hereunto affixed in the                 )
presence of:-                           )



     /s/ YAM TUNKU IMRAN IBNI TUANKU JA'AFAR          /s/MISNI ARYANI MUHAMAD
     ---------------------------------------          -----------------------
                  Director                             Director/Secretary

SIGNED by Yeong Toong Fatt              )
the Attorney for and on                 )
behalf THE HONGKONG AND                 )
SHANGHAI BANKING CORPORATION            )  /s/Yeong Toong Fatt
LIMITED in the presence of:-

                            AILEEN CHEW PENG LI
                            Advocate & Solicitor,
                            No. 2. Bentleng,
                            Kuala Lumpur.

     This is the last of the execution page of the Loan Agreement made between Antah Drilling Sdn. Bhd. as the Company of the one part and The Hongkong And Shanghai Banking Corporation Limited as the Bank of the other part.

                                  SCHEDULE "A"
                                  The Property

                               Description of Rig
                     [Antah Drilling Sdn. Bhd. Rig No. 448
                           (replaced by Rig No. 488)]

                               Description of Rig
                     (Antah Drilling Sdn. Bhd. Rig No. 489
                        (formerly known as Rig No. 450)
                       which includes the replacement Rig
             howsoever numbered after up-grading and modification)

One (1) Pool Self-Contained Platform Rig Featuring National 1320 UE Drawworks Powered by 2 ea. GE-752 Electric Motors, with Elmago Brake and Disc Brakes;

Dreco 1000 K Net Hookload Mast 152 ft. High;

2 ea Gardner Denver PZ-11 Mud Pumps ea. Powered by 2 ea. GE-752 Electric
Motors;

Oilwell B - 37 1/2" Rotary Table Independently Driven by GE - 752 Electric
Motor;

Ross Hill SCR Controlled Power System Consisting of 5 ea. Caterpillar D-399 Diesel Engines w/Kato 6P6-2700 Generators;

Bulk Storage for 3000 C.F. Cement, 2000 C.F. Barite, with Piping System to Load, Store or Transfer Bulk Materials;

17,000 ft. 5 1/2" Drill String w/5" Hevi-Wate Pipe, 8" and 6 1/2" Drill Collars Including all Sub and X-overs;

Varco TDS-4S Top Drive Retractable System with PH-85 Pipe Handler;

EMSCO 500 Ton Travelling Block Assembly;

Varco Star-2 Racking System;

Varco AR3200 Iron Roughneck;

Varco HC-26 Hydraulic Catheads;

M.D. Totco Drillers Cabin for Driller, Assistant Driller and Pipe Mite Operator to Include DAQ Processing unit. Spectrum 1000, Visulogger, VIP plus Data Logging Module, Total Block Control System;

Varco PDM (Pipe Mite) Assembly;

Varco COnveyor;

Mud Process Equipment Include Three (3) Thule Shale Shakers, Desanders, Desilter, Mud Gas Separator and Flow Trend Polymer Jet Shear Unit;

1500 bbl. Mud System;

Closed Circuit Colored T.V. Monitor System;

Vetco Gray KFDJ Fixed Diverter System;

Shaffer 13 5/8" 5000 psi B.O.P. System to Include One (1) Annular and Three (3) Single RAM Preventers and 15 Sets of RAM;

Shaffer B.O.P. Control System.

                                  SCHEDULE "B"

                            FORM OF DRAWDOWN NOTICE

To:

         THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
         4, Jalan Merdeka,
         87007 Labuan,
         Malaysia.

Dear Sirs,

                    Loan Agreement dated             199
                                Drawdown Notice
                    -------------------------------------

     We refer to the Loan Agreement dated [ ] 19 ("the Agreement") between (i) ANTAH DRILLING SDN. BHD. and (ii) THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED.

     We hereby give you notice that we wish to request an Advance to be made to
us under the Agreement on the day of        19   of an amount of United States
Dollars

(USD                    ) pursuant to Section 7.01 of the Agreement.

     We request you to remit the Advance to us at [specify name and address of bank and the account number].

     We further represent and warrant to you that:-

     (a) the representations and warranties set out in Section 3.01 of the Agreement are true and accurate as at the date hereof;

     (b) no Event of Default as defined in the Agreement has occurred which is continuing and no event has occurred which with the giving of notice and/or lapse of time and/or a determination made under Section 7.01 of the Agreement would constitute an Event of Default; and

     c) the making of the Advance hereby requested will not give rise to any such event as is referred to in paragraph (b) above nor will it cause any of the representations and warranties stated in Section 3.01 of the Agreement to become untrue or incorrect as if such representations and warranties were made on the date of such Advance and there is not, so far as we are aware, any reason why we will not be permitted to make any payment required under the Agreement.

                                Yours faithfully,



                       ----------------------------------
                       Duly authorised Signatory/Attorney
                              for and on behalf of
                            ANTAH DRILLING SDN. BHD.

                                   APPENDIX 1

  [INTAIRDRIL LOGO]                                  INTAIRDRIL LTD
                                                     C/O POOL COMPANY
                                                     PO BOX 4271 (77210)
                                                     10375 RICHMOND AVENUE
                                                     HOUSTON TEXAS 77042
                                                     U.S.A.

                                                     TELEPHONE (713) 954-3000
                                                     TELEX 775-957

                                                     October 10, 1995

The Hongkong and Shanghai Banking
 Corporation Limited
Offshore Banking Unit Labuan
4 Jalan Merdeka
87007 Labuan
MALAYSIA

     RE: A Debenture to be created over two (2) oil rigs owned by Antah Drilling Sdn. Bhd., namely Rig 488 (which replaces Rig 448) and Rig 489 (which replaces Rig 450) together with all equipment, spare and replacement parts thereto, to be executed in your favor ranking after the Charge in favor of Intairdril Ltd. dated the 13th day of December 1988

Dear Sirs:

We, Intairdril Ltd., c/o Pool Company, 10375 Richmond Avenue, Houston, Texas, HEREBY CONFIRM our consent as First Chargee to the creation of a third Charge by way of a Debenture in your favor (herein "the Debenture") over the above-mentioned properties ranking after our Charge over same dated the 13th day of December 1988.

Our consent hereto has been given on the basis that any foreclosure action to be taken by you under the Debenture will be subject to your having given notice to us by facsimile or certified courier to the following address:

                     Intairdril Ltd.
                     c/o Pool Company
                     10375 Richmond Avenue
                     Houston, Texas 77042
                     Attention: Group Vice President - International Operations Copy To: Treasurer
                     Facsimile: 713/954-3244

                                      Very truly yours,

                                      INTAIRDRIL LTD.

                                      By:    /s/  J.T. JONGEBLOED
                                         --------------------------------
                                      Title:   Chairman and President
                                            -----------------------------

The Hongkong and Shanghai Banking
 Corporation Limited
October 10, 1995
Page 2




Accepted and Agreed to this

16th day of October,1995.

THE HONGKONG AND SHANGHAI BANKING
 CORPORATION LIMITED

By:      /s/ YEONG TOONG FATT
        ------------------------------------
Title:  General Manager Corporate Banking
        ------------------------------------

                     DATED THIS 14TH DAY OF DECEMBER, 1995

                                    BETWEEN

                            ANTAH DRILLING SDN. BHD.

                                      AND

             THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
                        (OFFSHORE BANKING UNIT, LABUAN)

                      ***********************************

                                   ASSIGNMENT

                      ***********************************

                                            MESSRS. SHEARN DELAMORE & CO.,
                                            SHEARN DELAMORE & CO.,
                                            ADVOCATES & SOLICITORS,
                                            NO. 2 BENTENG,
                                            50050 KUALA LUMPUR.

                                            AND AT

                                            16TH FLOOR,
                                            WISMA HAMZAH-KWONG HING,
                                            NO. 1 LEBOH AMPANG,
                                            50100 KUALA LUMPUR.

     AN ASSIGNMENT made the 14th day of December, 1995 Between ANTAH DRILLING SDN. BHD. is a company incorporated in Malaysia with its registered office at 9th Floor, Bangunan BNH, Off Jalan Semantan, Damansara Heights, 50490 Kuala Lumpur (hereinafter called "the Assignor") of the one part And THE HONGKONG
AND SHANGHAI BANKING CORPORATION LIMITED, a corporation constituted by the Hongkong and Shanghai Bank Ordinance 1866 and continued by The Hongkong and Shanghai Banking Corporation Limited Ordinance, Chapter 70 of the Laws of Hong Kong and having its Off-Shore Banking Unit in Labuan at 4, Jalan Merdeka, 87007 Labuan, Malaysia (hereinafter called "the Assignee").

     WHEREAS:-

A. Under a Contract No. 00285866 dated the 30th day of November, 1995 (hereinafter called "the said Contract") made between the Assignor of the one part and ESSO AUSTRALIA LTD., (A.C.N. 000 018 566) a company having its registered office at 360 Elizabeth Street, Melbourne, Victoria (hereinafter called "EAL") of the other part, the Assignor has agreed to carry out and complete the works more particularly set out in the said Contract for the consideration payable by EAL to the Assignor in accordance with the said Contract.

B. The Assignee has at the request of the Assignor granted to the Assignor a term loan of United States Dollars Twenty-three million five hundred thousand (USD23,500,000/-) upon the security and on the terms and conditions as set out in the Loan Agreement dated the 16th day of October, 1995 made between the Assignor of the one part and the Assignee of the other part (hereinafter called "the Loan Agreement").

C. It is a term of the Loan Agreement that the Assignor shall assign, by way of collateral security for the Term Loan all the monies due and payable by EAL to the Assignor under the said Contract and the right to such monies.

     NOW THIS ASSIGNMENT WITNESSETH as follows:-

1. In consideration of the Assignee granting to the Assignor the Term Loan the Assignor Hereby Assigns to the Assignee, all the Assignor's right title and interest in the contract monies payable to the Assignor under the said Contract together with the power to the Assignee to sue for, recover the same, TO HOLD the same to the Assignee absolutely subject to the proviso for redemption hereinafter contained.

2. Upon repayment to the Assignee of the Term Loan in full together with interest thereon and all whatsoever monies payable by the Assignor to the Assignee under the provisions of the Loan Agreement and hereunder, the Assignor shall be entitled at its own cost and expense (including the cost of the solicitors acting for the Assignee) to obtain a reassignment by way of discharge of this Assignment, such reassignment and discharge to be in such form as the Assignee and the Assignor agree.

3. Upon receipt of any payment from EAL, the Assignee shall credit such payment to the account of the Assignor kept with the Assignee in accordance with the terms of the Loan Agreement.

4. The Assignor hereby irrevocably appoints the Assignee and the manager for the time being of the branch of the Assignee or other person(s) deriving title under it and its substitutes jointly and severally to be the attorney or attorneys for the Assignor and in the name of the Assignor or otherwise and on behalf of the Assignor to do any of the acts and things following:-

     (a) to demand sue for and receive all payments as and when they become due to the Assignor from EAL under the said Contract and to give good receipts and valid discharges for the same;

     (b) to execute in its name or otherwise all such documents and instruments as may be deemed necessary or expedient by the attorney(s) for the purpose of giving full effect of the assignment hereunder;

     (c) to substitute or appoint one or more attorneys for all or any of the purposes aforesaid;

And whatsoever the said attorney or attorneys or any of them shall lawfully do or cause to be done by virtue of this Power of Attorney and the Assignor hereby agrees to ratify and confirm the same. Provided Always that the Assignee hereby agrees not to take any action against EAL in accordance with Clause 4(a) hereof in the event that No Event of Default (as defined in the Loan Agreement) has occurred and is continuing.

5. It is hereby agreed between the Assignor and the Assignee that any such receipt issued by the Assignee to EAL in respect of payments received from EAL shall be a sufficient discharge to EAL as to the amount for which such receipt is issued.

6.   The Assignor hereby undertakes to the Assignee that:-

     (i) it will forthwith on the execution of this Assignment give to EAL a notice of this Assignment substantially in the form of Schedule I (or in such other form as the Assignee may require) and shall further irrevocably direct EAL further to pay all payments in United States Dollars as and when they become due under the said Contract to the Assignee;

     (ii) it will not do or omit to do or suffer or permit anything to be done which might cause the said Contract to be or become, in any respect, invalid, void or voidable;

    (iii) it will send a copy of all notices material to the Assignee pursuant to the provisions of this Assignment received or given by it under the said Contract forthwith to the Assignee;

     (iv) it will not, except with the prior consent in writing of the Assignee:-

          (a) agree to any variation of the said Contract that reduces the amount of the contract monies assigned hereunder and/or which affects adversely the Assignee's interest and/or rights in any way whatsoever, or

          (b)  exercise any rights or powers of termination under the said
               Contract

          unless and until requested to do so by the Assignee, whereupon the Assignor agrees that it will do so;

     (v) it will do or permit to be done each and every act or thing which the Assignee may from time to time reasonably require to be done for the purpose of enforcing the rights of Assignee under the said Contract and this Assignment and will allow its name to be used as and when required by the Assignee for that purpose.

7. The Assignor hereby irrevocably authorises the Assignee at such time or times to such extent and in such manner as the Assignee shall in its absolute discretion deem fit and upon notice to the Assignor to deduct from payments received from EAL under the said Contract and pay into the account of the Assignor with the Assignee such sums as may from time to time be due and owing by the Assignor to the Assignee under the Loan Agreement. The Assignee shall be entitled at its sole and absolute discretion, in the absence of manifest error, to appropriate such sums so deducted towards repayment of the sums outstanding under the Loan Agreement or any part thereof in such order of priority as provided for in the Loan Agreement.

8.   It is hereby expressly agreed and declared by the parties hereto that:-

          (i) the Assignee's rights hereunder are restricted to the right to receive payments from EAL under the said Contract and the Assignee shall in no way be involved in any dispute arising out of the said Contract which it is hereby agreed shall be entirely between the Assignor and EAL.

          (ii) notwithstanding the assignment hereinbefore contained the Assignor shall duly observe and perform all the covenants and stipulations as contained in the said Contract which the Assignor shall have entered into or shall from time to time hereafter enter into with EAL and on the part of the Assignor to be observed and performed and the Assignor shall at all times hereafter save harmless and keep the Assignee indemnified against any demands actions proceedings claims damages penalties costs and expenses which may be brought or made against or incurred by the Assignee by reason of or on account of the failure on the part of the Assignee to observe and perform any of the covenants and stipulations on its part to be observed and performed as contained in the said Contract.

9. All notices required to be served under the Assignment shall be in writing and shall be sufficiently served on the Assignor if left at or sent by ordinary mail to the address specified in the Loan Agreement or such address as the Assignor may notify the Assignee in writing and in the latter, service shall be deemed to have been effected 48 hours after posting of the notice, notwithstanding that it be delivered or returned undelivered and in proving such service it shall be sufficient to prove that the notice was properly addressed and posted.

10. The breach of any terms or covenants of this Assignment shall constitute an event of default under the terms of the Loan Agreement and the Assignee shall be entitled to proceed in accordance with the terms of the Loan Agreement under Events of Default.

11. The Assignee shall not be under any obligation to the Assignor or any other person or party to demand or take or continue any action or steps to recover any of the monies hereby assigned and shall not be under any obligation to the Assignor by reason of the Assignee having abstained from taking or continuing any such action or steps.

12. Subject to Section 10.01 of the Loan Agreement, the Assignee shall be entitled on behalf of the Assignor to enter into any settlement or arrangement or accept any composition or grant any waiver or time in relation to the monies hereby assigned without the concurrence of the Assignor but notice of the same shall be given to the Assignor. Such settlement or arrangement or composition or waiver or granting of time shall be binding on the Assignor.

13. (A) This security shall not be considered or satisfied by any conditional payment or satisfaction of the whole or any of sum or sums of money owing or by any payment made to be held in suspense but shall be a continuing security and shall extend to cover all or any sum or sums of money which shall for the time being or from time to time be due and owing by the Assignor to the Assignee under the Loan Agreement and any other security documents executed hereafter or from time to time executed to secure the Term Loan.

     (B) The security created by this Assignment shall not be discharged or affected by:-

          (i) any time, indulgence, waiver or consent at any time given to the Assignor or any other person;

          (ii) any amendment to the Loan Agreement or any other security, guarantee or indemnity;

         (iii) the making or absence of any demand on the Assignor or any other person for payment;

          (iv) the enforcement or absence of enforcement of any of the charges under the Loan Agreement or any other security, guarantee or indemnity;

          (v)  the release of any security, guarantee or indemnity;

          (vi) the winding-up, amalgamation, reconstruction or reorganisation of the Assignor or any other person;

         (vii) the illegality, invalidity or unenforceability of or any defect in any provision in the any of the Loan Agreement or any other security, guarantee or indemnity or any of the obligations of any of the parties thereunder; or

          (vii) any other matter or thing whatsoever.

14. The Assignor shall be liable to pay all fees and expenses in connection with or incidental to this Assignment including the Assignee's solicitors' fees [on a solicitor and client basis] in connection with the preparation stamping registration execution and perfection of this Assignment and the documents related thereto. If the Term Loan or any part thereof or any of the monies hereby assigned shall be required to be recovered through any process of law or if the Term Loan or any part thereof or any of the monies hereby assigned shall be placed in the hands of the solicitors for collection, the Assignor shall pay (in addition to the monies then due and payable under the Charges) the Assignee's solicitors' fees (on a solicitor and client basis and any other fees and expenses incurred in respect of such collection).

15. The Assignor hereby declares that there is no mortgage charge or assignment on the contract monies hereby assigned having priority to or ranking pari passu with this instrument, and:-

     (i) the Assignor shall not during the subsistence of this Assignment without the consent in writing of the Assignee execute any form of charge mortgage assignment (whether fixed or floating), pledge or lien in respect of the contract monies hereby assigned;

     (ii) this Assignment shall be without prejudice to any security already given by the Assignee to the Assignor or any security which may hereafter be given to the Assignee for securing repayment of the monies outstanding under the Loan Agreement, interest thereon or any part thereof or any other money hereby secured and whether such security is taken as additional or collateral security or otherwise howsoever.

16. Time shall be of the essence of this instrument and no failure or delay on the part of the Assignee in exercising nor any omission to exercise any right power privilege or remedy accruing to the Assignee under this instrument upon any default on the part of the Assignor shall impair any such right power privilege or remedy or be construed as a waiver thereof or any acquiescence in such default nor shall any waiver or action by the Assignee in respect of any default or any acquiescence in any such default affect or impair any right power privilege or remedy of the Assignee in respect of any other or subsequent default.

17. It is hereby agreed that any admission or acknowledgment in writing by the Assignor or any authorised person(s) on behalf of the Assignor or a statement of account showing the indebtedness of the Assignor in relation to the Loan duly certified by an authorised officer of the Assignee shall (save and except for any manifest error) be binding and conclusive against the Assignor and its successors-in-title.

18. The security liabilities and/or obligations created by this instrument shall continue to be valid and binding for all purposes whatsoever notwithstanding any change by amalgamation reconstruction or otherwise which may be made in the constitution of the Assignee and similarly the security liabilities and or obligations created by this instrument shall continue to be valid and binding for all purposes whatsoever notwithstanding any change by amalgamation reconstruction or otherwise howsoever in the constitution of the Assignor and it is expressly declared that no change of any sort whatsoever in relation to or affecting the Assignor shall in any way affect the security liabilities and or obligations created hereunder in relation to any transaction whether past present or future.

19. This Assignment shall be governed by and construed in accordance with the laws of Malaysia but in enforcing this instrument, the Assignee shall be at liberty to initiate and take action or proceedings or otherwise against the Assignor in Malaysia and/or elsewhere as the Assignee may deem fit and the parties hereto hereby agree that where any actions or proceedings are initiated and taken in Malaysia they shall submit to the nonexclusive jurisdiction of the Courts of Malaysia in all matters connected with the obligations and liabilities of the parties hereto under or arising out of this instrument and the service of any writ of summons or any legal process in respect of any such action or proceeding may be effected on the Assignor and/or the Assignee by forwarding a copy of the writ of summons statement of claim or other legal process by prepaid registered post to their respective addresses as indicated herein.

20. Any term condition stipulation provision covenant or undertaking of this instrument which is illegal prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such illegality, voidness, prohibition or unenforceability without invalidating the remaining provisions hereof and any such illegality voidness prohibition or unenforceability in any jurisdiction shall not invalidate or render illegal void or unenforceable any such term condition stipulation provision covenant or undertaking in any other jurisdiction.

21. It is hereby agreed and declared that this Assignment is collateral to the Loan Agreement and the Debenture created by the Assignor pursuant thereto to secure the repayment by the Assignor to the Assignee the principal of the Term Loan and interest thereon and for the purpose of Section 4(3) and Item 27(b) of the First Schedule to the Stamp Act, 1949, the Assignment shall be deemed to be the collateral instrument.

22. This Assignment shall be binding upon and enure for the benefit of the successors-in-title and permitted assigns of the Assignor and the successors-in-title and assigns of the Assignee.

23. All costs and incidental to this Assignment shall be borne and paid for by the Assignor.

     IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seal the day and year first above written.

The Common Seal of ANTAH                               )
DRILLING SDN. BHD. was                                 )
hereunto affixed in the                                )
presence of:-                                          )
/s/ YAM TUNKU IMRAN IBNI TUNAKU JA'AFAR                /s/ MISNI ARYANI MUHAMAD
---------------------------------------                ------------------------
           Director                                       Director/Secretary

SIGNED by Yeong Toong Fatt                             )
the Attorney for and on                                )
behalf THE HONGKONG AND                                )  /s/ YEONG TOONG FATT
SHANGHAI BANKING CORPORATION                           )
LIMITED) in the presence of:-                          )


                            /s/ AILEEN CHEW PENG LI
                            -----------------------
                              AILEEN CHEW PENG LI
                             Advocate & Solicitor,
                                No. 2. Benteng,
                                 Kuala Lumpur.

     I, AILEEN CHEW PENG LI an Advocate and Solicitor of the High Court in Malaya practising at Kuala Lumpur, Malaysia hereby certify that on this 14th day of December 1995 the Common Seal of ANTAH DRILLING SDN. BHD. was duly affixed to the within written instrument in my presence in accordance with the regulations of the said Company.

     Witness my hand.


                            /s/ Aileen Chew Peng LI
                            -----------------------
                             Advocate & Solicitor.

                              AILEEN CHEW PENG LI
                             Advocate & Soilcitor,
                                No. 2, Benteng,
                                 Kuala Lumpur.

                          FORM OF NOTICE OF ASSIGNMENT
                            (Letterhead of Assignor)

To:
                  Esso Australia Ltd.,
                  (A.C.N.    000 018 566)
                  360 Elizabeth Street
                  Melbourne
                  Victoria
                  AUSTRALIA

Sir/Madam

         NOTICE OF ASSIGNMENT
         Contract Agreement No.
         dated the               day of
         made between Esso Australia Ltd. and
         Antah Drilling Sdn. Bhd. (herein "the Contract")

     We hereby give you notice that by an Assignment dated the             day
of                          1995  made by us in favour of THE HONGKONG AND
SHANGHAI BANKING CORPORATION LIMITED of 4, Jalan Merdeka, 87007 Labuan, Malaysia (herein "the Bank") we have assigned absolutely to the Bank all our rights, title and interest in all sums payable to us under the Contract.

     You are hereby directed to pay all such sum of moneys pursuant to the Contract as and when they become payable to the Bank to the account of the Borrower with the Bank as more particularly set out below:-

     USD Payments                                Australian Dollars Payments
     ------------                                ---------------------------





     The Bank is authorised to accept all such moneys on our behalf and the acknowledgement of receipt of the Bank for such moneys paid to the Bank shall be a full and sufficient discharge to you for such payments.

     We shall remain liable to perform our obligations under the Contract and the Bank does not assume any obligation to perform the obligations imposed on us under the Contract.

     Please acknowledge to the Bank the receipt of this notice in the form of the acknowledgement attached on the enclosed copies of this notice and deliver one copy to us and the other copy to the Bank.

                                               Yours faithfully,

                            FORM OF ACKNOWLEDGEMENT
                      (Letterhead of Esso Australia Ltd.)

To:

         The Hongkong And Shanghai Banking Corporation Limited
         4, Jalan Merdeka
         87007 Labuan
         Malaysia

[Date]

Dear Sir,

         Re: Notice of Assignment from Antah Drilling Sdn. Bhd.
             Contract Agreement No.
             dated the              day of
             made between Esso Australia Ltd. and
             Antah Drilling Sdn. Bhd. (herein "the Contract")

     We hereby acknowledge notice of assignment dated the          day of 199
in your favour from Antah Drilling Sdn. Bhd. in respect of the Contract.

     In compliance therewith we hereby undertake to remit all moneys due to Antah Drilling Sdn. Bhd. as and when they become payable under the Contract for the credit of Antah Drilling Sdn. Bhd. at the specified account in your Notice of Assignment. We confirm that we shall comply with the directions given by you to us in your capacity as assignee of the proceeds of the Contract provided such instructions are in accordance with the provisions of the Contract.

                                                   Yours faithfully,


                                                   ---------------------------
                                                   Authorised Signatory
                                                   ESSO AUSTRALA LTD.

                      DATED THIS 16TH DAY OF OCTOBER, 1995

                                    BETWEEN

                            ANTAH DRILLING SDN. BHD.

                                      AND

             THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
                        (OFFSHORE BANKING UNIT, LABUAN)

                      ***********************************

                                   DEBENTURE

                      ***********************************

                                            SHEARN DELAMORE & CO.,
                                            ADVOCATES & SOLICITORS,
                                            NO. 2 BENTENG,
                                            50050 KUALA LUMPUR.

                                            AND AT

                                            16TH FLOOR,
                                            WISMA HAMZAH-KWONG HING,
                                            NO. 1 LEBOH AMPANG,
                                            50100 KUALA LUMPUR.

                               D E B E N T U R E

Issued pursuant to Clause 3 (v) of the Company's Memorandum of Association and
Article 59(c) of the Company's Articles of Association and a Resolution of the Board of Directors passed on the 8th day of August, 1995.

     THIS DEED OF DEBENTURE is made the 16th day of October, 1995.

     WHEREAS: -

A. ANTAH DRILLING SDN. BHD. is a company incorporated in Malaysia with its registered office at 9th Floor, Bangunan BNH, Off Jalan Semantan, Damansara Heights, 50490 Kuala Lumpur (hereinafter called "the Company").

B. The Company is the beneficial owner of two (2) platform drilling/workover Rigs namely Rig 488 and Rig 489 (formerly known as Rig No. 450) more particularly described in Schedule A attached hereto together with all ancillary equipment, spare and replacement parts thereto (hereinafter collectively called "the Property").

C.   The Property is presently charged to:-

     (i) Intairdril Ltd. of c/o Pool Company, 10375 Richmond, Houston, Texas, United States of America, (hereinafter called "Intairdril") under a memorandum of charge dated the 13th day of December, 1988 (hereinafter called "the First Charge");

     (ii) the Company has, inter alia, pursuant to a loan agreement dated the 28th day of April, 1995 and the debenture of the same date (hereinafter called "the Second Charge") executed in favour of THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, a corporation constituted by the Hongkong and Shanghai Bank Ordinance 1866 and continued by The Hongkong and Shanghai Banking Corporation Limited Ordinance, Chapter 70 of the Laws of Hong Kong and having its Off-Shore Banking Unit in Labuan at 4, Jalan Merdeka, 87007 Labuan, Malaysia (hereinafter called "the Bank") a second fixed charge over the Property as security for banking facilities granted by the Bank to the Company up to the sum of United States Dollars Four million (USD4,000,000/-) for principal together with interest thereon.

D. The Company has applied to the Bank and the Bank has agreed to grant or extend to the Company an additional loan of United States Dollars Twenty-three million five hundred thousand (USD23,500,000/-) (hereinafter called "the Loan") upon the terms and conditions set out in the loan agreement of even date made between the Bank of the one part and the Company of the other part (hereinafter called "the Loan Agreement") and upon the security, inter alia, of this Debenture.

     NOW THIS DEBENTURE WITNESSETH as follows:-

1.   DEFINITIONS AND INTERPRETATION

     In this Debenture unless the context otherwise requires the definitions contained in the Loan Agreement shall apply hereto mutatis mutandis as if the same were incorporated herein.

2.   COVENANT TO PAY

     In consideration of the Bank agreeing to make available to the Company the Loan on the terms and subject to the conditions contained in the Loan Agreement, the Company hereby covenants with the Bank that the Company shall pay to the Bank in accordance with the terms of the Loan Agreement all moneys due or to become due to the Bank under or in connection with the Bank Security Documents and shall duly properly and punctually discharge all its obligations and liabilities thereunder.

3.   SECURITY

3.1  Charge

     For the consideration aforesaid the Company as beneficial owner HEREBY CHARGES the Property as a continuing security for the payment of all moneys and liabilities whatsoever agreed to be paid under the Bank Security Documents or intended to be hereby secured (including all fees, charges, costs and expenses arising out of or in connection with the provisions of this Debenture) by way of a third fixed charge.

3.2  Consent and Ranking of Priorities

     It is hereby agreed and declared with the express consent of Intairdril (which consent is annexed hereto) that this Charge shall rank in point of security after the First Charge created by the Company in favour of Intairdril and the Second Charge created by the Company in favour of the Bank.

3.3  Restriction against other charges

     (a) The Company hereby declares that, other than the First Charge and the Second Charge which rank in point of security prior to the Charge created under this Debenture, there is no mortgage charge debenture pledge lien or other form of security upon the Property secured by this Debenture having priority rights or pari passu rights with this Debenture.

     (b) The Company shall not during the subsistence of the Bank Security Documents without the prior consent in writing of the Bank execute any form of charge mortgage debenture (whether fixed or floating) pledge or lien in respect of the assets of the Company secured under the Bank Security Documents.

     (c) This Debenture shall be without prejudice to any security already given by the Company to the Bank or any security which may hereafter be given to it by the Company whether the same be for securing repayment of the principal amount and interest thereon or any part thereof or any other money convenanted to be paid herein and whether such security is taken as additional or collateral security or otherwise howsoever.

3.4  Continuing Security

     The security granted under this Debenture is expressly intended to be and shall be a continuing security for all moneys whatsoever now or hereafter from time to time owing to the Bank by the Company under the Bank Security Documents whether alone or jointly and severally with another or others and whether as principal or surety notwithstanding that the Company may at any time or times cease to be indebted to the Bank for any period or periods and notwithstanding that the account or accounts of the Company with the Bank may from any cause whatsoever cease to be a current account or accounts and notwithstanding any settlement of account or accounts or otherwise.

4.   BANK'S SECURITY DOCUMENTS

     The Company hereby covenants with the Bank that it will duly, punctually and properly observe and perform all the terms covenants and conditions on its part to be observed and performed under the Bank's Security Documents.

5.   SECURITY ENFORCEABLE WITHOUT RESTRICTIONS

     It is hereby agreed between the parties hereto that (to the extent that the same be excluded by mutual agreement) any restriction on enforcement by the Bank of the charge hereby created and any requirement of prior notice imposed by the laws of Malaysia shall not apply to this Debenture and that the monies hereby secured shall become immediately payable and the power of sale shall become immediately exercisable upon the due service of any notice by the Bank on the Company pursuant to Section

10.01 of the Loan Agreement declaring that the principal of and the interest relating to the Loan and all other sums payable under the Bank Security Documents in respect of the Loan are immediately due and payable.

6.   RIGHTS ON DEFAULT

     At any time after the principal moneys interest and other moneys hereby secured shall have become payable under Section 10.01 of the Loan Agreement the Bank shall be entitled to exercise all or any of the following powers:-

     (i) the Bank or any person authorised by the Bank to enter into or upon any land or premises where the Property and assets as are secured under the Bank Security Documents are without any notice and may take possession and control of such land and premises (to the extent permitted by law) and the Property and assets secured under the Bank Security Documents and all books of account and documents relating to the same.

     (ii) the Bank may at its discretion be at liberty to give any notice which may be deemed necessary by it to any person or persons owing money to the Company that all such moneys be paid to the Bank alone and the Company hereby irrevocably appoints the General Manager and or Manager and or any officer of the Bank to be its attorney to demand sue for and recover and take all appropriate legal proceedings to recover such moneys and to give a good receipt for the same and to give such notices to the debtors of the Company and take all necessary steps to complete the assignment of such moneys to the Bank as may be necessary.

    (iii) The Manager and or Assistant Manager and or any officer of the Bank may appoint any competent person or persons not precluded under the provisions of Section 182 of the Companies Act, 1965 to be Receiver and or Manager or Receivers and or Managers of the properties and assets hereby charged and may in like manner from time to time remove any Receiver and or Manager or Receivers and or Managers so appointed and appoint another or others in his or their stead.

     (iv) the Bank may effect the sale of any of the properties and assets charged under the Bank Security Documents or otherwise deal therewith upon giving not less than seven (7) days notice of such intended sale to the Company in such manner as the Bank shall think proper with liberty in the case of a sale or dealing to buy and resell the same and the Bank shall not be liable for any loss caused to the Company thereby other than loss caused by the Bank's wilful default and the Company shall do all things necessary to enable the Bank to complete the sale by the Bank of any of the Company's properties included in the Bank Security Documents.

7.   POWERS OF RECEIVER AND MANAGER

     A Receiver and/or Manager or Receivers and/or Managers so appointed shall be the agent of the Company and the Company shall be solely responsible for his or their acts or defaults and for his or their remuneration. The Receiver and/or Manager or Receivers and/or Managers shall be appointed for all purposes and shall have power but not exclusively:-

     (i) to take possession of or collect and get in all or any of the Property hereby charged and for that purpose to take any proceedings in the name of the Company or otherwise as may seem expedient;

     (ii) to carry on manage or concur in carrying on and managing the business of the Company or any part thereof in connection with the Property, and for any of those purposes to raise or borrow any money that may be required upon the security of the whole or any part of the Property hereby charged;

    (iii) to raise and borrow money on the security of any or all of the Company's assets and property charged under the Bank Security Documents upon such terms as he or they shall think fit;

     (iv) to sell or concur in selling and to let or concur in letting and to accept surrenders of leases of any of the Property charged to the Bank under the Bank Security Documents. In exercising the power of sale hereby conferred the Receiver and/or Manager or Receivers and/or Managers may sell at such time and in such manner and at such price as he or they may in his or their absolute discretion think fit and in exercising such discretion he or they may have regard to the views and desires of the Bank. The Receiver and/or Manager or Receivers and/or Managers shall not be accountable for any loss or damage which may be alleged to have been suffered by the Company by reason of the exercise of his or their discretion;

     (v) to make any arrangement or compromise which he or they shall think expedient bring take defend discontinue any actions suits or proceedings whatsoever in relation to the Property charged under the Bank Security Documents;

     (vi) to make calls conditionally or unconditionally on the members of the Company in respect of its uncalled capital with such and the same powers for the purpose of enforcing payment of any calls so made as are by the Articles of Association of the Company conferred upon the directors of the Company in respect of calls authorised to be made by them and in the names of the directors or in the name of the Company and to the exclusion of the directors' power in that behalf;

    (vii) to appoint managers agents officers servants and workmen for any of the aforesaid purposes at such reasonable salaries and for such reasonable periods as he or they may determine;

   (viii) to do all such other acts and things as may be considered to be incidental or conducive to any of the matters or powers aforesaid and which he or they may or can lawfully do as agent(s) of the Company.

8.       APPOINTMENT OF RECEIVER AND MANAGER AS ATTORNEY

         Subject to Clause 6 hereof, the Company hereby irrevocably appoints any and every Receiver and Manager or Receivers and Managers appointed as aforesaid and his or their substitute or substitutes the attorney or attorneys of the Borrower, where more than one jointly and severally and on its behalf and as its acts and deeds to execute sign seal and deliver and otherwise perfect any deed assurance agreement instrument or act which may be required or may be deemed proper for any of the purposes set out in Clause 7 hereof and with power for such attorney or attorneys to appoint or remove any substitute or substitutes.

9.       APPOINTMENT OF BANK AS ATTORNEY

9.1 Subject to Clause 6 hereof, the Company hereby irrevocably appoints the Bank its servant agent or any person nominated by the Bank under the hand of the Manager Sub-Manager or other officer for the time being of the Bank to be the attorney and in its name and on its behalf and as its acts and deeds or otherwise to sign seal deliver and otherwise perfect any legal or other mortgage charge assignment transfer agreement deed assurance instrument or act and to bring take defend prosecute compromise submit to arbitration and/or discontinue any action suit or proceeding whatsoever which may be required or may be deemed proper or expedient for the full exercise of all or any of the powers hereby conferred on the Bank or the Receiver and Manager or Receivers and Managers and also for the purpose of enforcement or realisation of the security created herein.

9.2 The Company declares that any and all such acts done deeds instruments and documents executed on behalf of the Company by the Bank as aforesaid by virtue of the provisions hereof shall be as good valid and effectual to all intent and purposes whatsoever as if the same has been duly and properly done and executed by the Company itself and the Company hereby undertakes to ratify and confirm all such acts done and deeds instruments and documents executed by virtue of the authority and power hereby conferred.

10.      PROCEEDS OF SALE

10.01 The net profits of carrying on the said business and the net proceeds of any sale shall be applied by the Receiver and/or Manager or Receivers and/or Managers as follows:-

         Firstly, in payment of all costs, charges and expenses of and incidental to the appointment of the Receiver and/or Manager or Receivers and/or Managers and the exercise by him or them of all or any of the powers aforesaid including reasonable remuneration of the Receiver and/or Manager or Receivers and/or Managers;

         Secondly, subject to the rights of Intairdril under the First Charge and the Bank under the Second Charge in or towards payment to the Bank of all interest accrued under the Bank Security Documents and remaining unpaid;

         Thirdly, in or towards payment to the Bank of all principal and other monies due to the Bank and intended to be secured under the Bank Security Documents Provided Always that if the Bank shall be of the opinion that the security may prove deficient, payments may be made to the Bank at the request of the Bank on account of principal before the interest or the whole of the interest due has been paid but such alteration in the order of payment shall not prejudice the rights of the Bank to receive the full amount to which it would have been entitled if the primary order of payment have been observed or any less amount which the sum ultimately realised from the security may be sufficient to pay;

         Lastly, any surplus shall be paid to the persons legally entitled thereto,

         Save as aforesaid the Bank shall be under no liability to the Receiver and/or Manager or Receivers and/ or Managers for his or their remuneration costs, charges or expenses or otherwise.

10.02    Deficiency in Proceeds of Sale

         If the amount realised by the Bank on a sale of the Property under the provisions of Section 10.01 hereof after deduction and payment from the proceeds of such sale of all fees dues costs charges and expenses incidental thereto is less than the amount due to the Bank under the Bank Security Documents and whether at such sale the Bank is the purchaser of the Property or otherwise the Company shall pay to the Bank the difference between the amount due and the amount so realised and until payment will also pay interest on such balance at the Prescribed Rate before as well as after any Court order or judgment.

11.      INSURANCE

11.01    Insurance

         The Company shall at all times throughout the duration of the Bank Security Documents keep the Property in good order and condition and insured by the Company at its expense in its name for such value which shall not be less than the net book value of the Property, (at all material times), against loss or damage by fire, lightning, tempest, flood, malicious acts and against such other risks as the Bank may from time to time think expedient and which risks are normal and customary in respect of the Property with an insurance company or companies acceptable to the Bank and shall arrange with such insurance company to have the interests of the Bank as mortgagees/chargees of the Property to be duly endorsed on such policy or policies of insurance. If default is made by the Company in effecting maintaining or renewing any such insurance as aforesaid it shall be lawful for but not obligatory upon the Bank at the cost and expense of the Company to effect maintain or renew any such insurance as the Bank may think fit and any sum if expended by the Bank together with interest thereon at the Prescribed Rate from the date of such payment by the Bank shall be recovered from the Company and shall be repaid on demand being made by the Bank.

11.02    Restriction Against Additional Insurance

         Apart from the insurance required to be effected by the Company pursuant to Section 11.01 hereof the Company shall not except with the consent in writing of the Bank effect or maintain any insurance in respect of the Property.

11.03    Premium receipts

         The Company shall provide the Bank with documentary evidence satisfactory to the Bank pertaining to all insurance policies required to be effected by the Company pursuant to Section 11.01 hereof and the receipts of payment of premium in respect of the same paid by the Company and will when required deliver and produce to the Bank or cause to be produced or delivered to the Bank or to such persons as it may direct the policy of such insurance effected by the Company.

11.04    Application of insurance monies

         Any monies received on any insurance of the Property secured under this Debenture shall be applied in or towards making good the loss or damage in respect of which the money is received or receivable unless there is a total or constructive total damage to the Property in which event the monies received or receivable shall at the Bank's option be utilised by the Bank in or towards the discharge of the monies secured hereunder or towards the repair of the Property. The Company shall hold any monies received on such insurance in trust for the Bank and the Bank may receive and give a good discharge for any such monies.

11.05    Workmen's Compensation Insurance

         The Company shall take out and maintain for such amount and with such insurance company as shall be approved by the Bank (which approval shall not be unreasonably withheld) in respect of Workmen's Compensation Insurance for all employees of the Company or alternatively comply with any law for the time being related to the establishment of social security scheme or benefits for employees.

12.      APPOINTMENT OF RECEIVER AND MANAGER NOT AFFECTING OTHER POWERS

         The powers of appointment of a Receiver and/or Manager or Receivers and/or Managers hereunder shall be in addition to and not to the prejudice of any statutory and other powers (whether of sale, receiving rents, distraining for rents or otherwise) of the Bank or otherwise and so that such powers shall be and remain exercisable by the Bank in respect of any of the property or assets comprised in the Bank Security Documents and of which no appointment of a Receiver and/or Manager or Receivers and/or Managers by the Bank shall from time to time be subsisting and that notwithstanding that an appointment under the provisions hereof shall have subsisted and been withdrawn in respect of that property or assets or shall be subsisting in respect of any other property hereby charged.

13.      NO ENQUIRY BY THIRD PARTY

         Any person dealing with the Bank or the Receiver and/or Manager or Receivers and/or Managers shall not be concerned to enquire whether any event has happened upon which any of the powers contained in these presents are or may be exercisable by the Bank or the Receiver and/or Manager or Receivers and/or Managers or otherwise as to the propriety or regularity of any exercise thereof or of any act purporting or intended to be an exercise thereof or whether any money remains owing upon the Bank Security Documents.

14.      THE BANK NOT ANSWERABLE FOR LOSS

         The Bank shall not be answerable for any involuntary loss happening in or about the exercise or execution of the powers or trusts which may be vested in the Bank by virtue of this Debenture or by law for the time being in force.

15.      LAW

         This Debenture shall be governed and construed in all respect in accordance with the laws of Malaysia.

16.      INCORPORATION OF LOAN AGREEMENT PROVISIONS

         All the provisions of the Loan Agreement shall be deemed to be incorporated into and form part of this Debenture (whether such provisions are repeated herein or not) subject to such alterations or variations where necessary to make the provisions of this Debenture consistent with the provisions of the Loan Agreement and in the event of any conflict or discrepancy between the provisions of the Loan Agreement and any of the provisions of this Debenture, the provisions of the Loan Agreement shall prevail.

17.      PRINCIPAL AND COLLATERAL INSTRUMENTS

         It is hereby agreed and declared by and between the parties hereto that for the purpose of Section 4(3) and Item 27 of the First Schedule to the Stamp Act, 1949, this Debenture, the Loan Agreement are instruments employed in one transaction to secure the payment of a principal amount of up to United States Dollars Twenty-three million five hundred thousand (USD23,500,000/-) and that for the purposes of Section 4(3) and Item 27 of the First Schedule to the Stamp Act 1949, the Loan Agreement shall be deemed to be the principal instrument and this Debenture shall be deemed to be the subsidiary instrument and collateral security.

         AS WITNESS the Common Seal of the Company was hereunto affixed and the Attorney for the Bank has hereunto set his hand.


The Common Seal of ANTAH                )
DRILLING SDN. BHD. was                  )
hereunto affixed in the                 )
presence of:-                           )

/s/YAM TUNKU IMRAN IBNI TUNANKU JA'AFAR            /s/MISNI ARYANI MUHAMAD
---------------------------------------            -----------------------
         Director                                     Director/Secretary

Signed by Yeong Toong Fatt              )
the Attorney for and on                 )
behalf of THE HONGKONG AND              )
SHANGHAI BANKING CORPORATION            ) /s/YEONG TOONG FATT
LIMITED in the presence of:-            )

                            /s/ AILEEN CHEW PENG LI
                            -----------------------
                              AILEEN CHEW PENG LI
                             Advocate & Solicitor,
                                No. 2, Benteng,
                                 Kuala Lumpur.

         I, AILEEN CHEW PENG LI an Advocate and Solicitor of the High Court in Malaya practising at Kuala Lumpur, Malaysia hereby certify that on this 16th day of October 1995 the Common Seal of ANTAH DRILLING SDN. BHD. was duly affixed to the within written instrument in my presence in accordance with the regulations of the said Company.

                  Witness my hand.


                            /s/ AILEEN CHEW PENG LI
                             Advocate & Solicitor.

                              AILEEN CHEW PENG LI
                             Advocate & Solicitor,
                                No. 2, Benteng,
                                 Kuala Lumpur,

         This is the last of the execution page of the Debenture made between Antah Drilling Sdn. Bhd. as the Company of the one part and The Hongkong And Shanghai Banking Corporation Limited as the Bank of the other part.

                                  SCHEDULE "A"
                                  The Property

                               Description of Rig
                     (Antah Drilling Sdn. Bhd. Rig No. 448
                           (replaced by Rig No. 488))

                               Description of Rig
                     (Antah Drilling Sdn. Bhd. Rig No. 489
                        (formerly known as Rig No. 450)
                       which includes the replacement Rig
             howsoever numbered after up-grading and modification)

One (1) Pool Self-Contained Platform Rig Featuring National 1320 UE Drawworks Powered by 2 ea. GE-752 Electric Motors, with Elmago Brake and Disc Brakes;

Dreco 1000 K Net Hookload Mast 152 ft. High;

2 ea Gardner Denver PZ-11 Mud Pumps ea. Powered by 2 ea. GE-752 Electric
Motors;

Oilwell B - 37 1/2" Rotary Table Independently Driven by GE - 752 Electric
Motor;

Ross Hill SCR Controlled Power System Consisting of 5 ea. Caterpillar D-399 Diesel Engines w/Kato 6P6-2700 Generators;

Bulk Storage for 3000 C.F. Cement, 2000 C.F. Barite, with Piping System to Load, Store or Transfer Bulk Materials;

17,000 ft. 5 1/2" Drill String w/5" Hevi-Wate Pipe, 8" and 6 1/2" Drill Collars Including all Sub and X-overs;

Varco TDS-4S Top Drive Retractable System with PH-85 Pipe Handler;

EMSCO 500 Ton Travelling Block Assembly;

Varco Star-2 Racking System;


Varco AR3200 Iron Roughneck;

Varco HC-26 Hydraulic Catheads;

M.D. Totco Drillers Cabin for Driller, Assistant Driller and Pipe Mite Operator to Include DAQ Processing unit. Spectrum 1000, Visulogger, VIP plus Data Logging Module, Total Block Control System;

Varco PDM (Pipe Mite) Assembly;

Varco Conveyor;

Mud Process Equipment Include Three (3) Thule Shale Shakers, Desanders, Desilter, Mud Gas Separator and Flow Trend Polymer Jet Shear Unit;

1500 bbl. Mud System;

Closed Circuit Colored T.V. Monitor System;

Vetco Gray KFDJ Fixed Diverter System;

Shaffer 13 5/8" 5000 psi B.O.P. System to Include One (1) Annular and Three (3) Single RAM Preventers and 15 Sets of RAM;

Shaffer B.0.P. Control System.

[INTAIRDRIL LOGO]

                                   APPENDIX 1

                                                     INTAIRDRIL LTD
                                                     C/O POOL COMPANY
                                                     P.O. BOX 4271 [77210]
                                                     10375 RICHMOND AVENUE
                                                     HOUSTON, TEXAS 77042
                                                     U.S.A.

                                                     TELEPHONE: [713} 954-3000
                                                     TELEX 775-957

                                                     October 10, 1995

The Hongkong and Shanghai Banking
 Corporation Limited
Offshore Banking Unit Labuan
4 Jalan Merdeka
87007 Labuan
MALAYSIA

           RE: A Debenture to be created over two (2) oil rigs owned by Antah Drilling Sdn. Bhd., namely Rig 488 (which replaces Rig 448) and Rig 489 (which replaces Rig 450) together with all equipment, spare and replacement parts thereto, to be executed in your favor ranking after the Charge in favor of Intairdril Ltd. dated the 13th day of December 1988
Dear Sirs:

We, Intairdril Ltd., c/o Pool Company, 10375 Richmond Avenue, Houston, Texas, HEREBY CONFIRM our consent as First Chargee to the creation of a third Charge by way of a Debenture in your favor (herein "the Debenture") over the above-mentioned properties ranking after our Charge over same dated the 13th day of December 1988.

Our consent hereto has been given on the basis that any foreclosure action to be taken by you under the Debenture will be subject to your having given notice to us by facsimile or certified courier to the following address:

                     Intairdril Ltd.
                     c/o Pool Company
                     10375 Richmond Avenue
                     Houston, Texas 77042
                     Attention: Group Vice President - International Operations Copy To: Treasurer
                     Facsimile: 713/954-3244

                                         Very truly yours,

                                         INTAIRDRIL LTD.

                                         By:     /s/ J.T. JONGEBLOED
                                               ----------------------------
                                         Title: CHAIRMAN AND PRESIDENT
                                                ----------------------------